PROSPECTUS

4,200,000 Shares

Common Stock

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Upon completion of the formation transactions described in this prospectus, we will acquire Triangle Mezzanine Fund LLLP, a North Carolina limited liability limited partnership which is licensed as a small business investment company by the United States Small Business Administration. We will operate Triangle Mezzanine Fund LLLP as a wholly-owned subsidiary and initially will make all of our portfolio investments through that entity.

We are offering 4,200,000 shares of our common stock. This is our initial public offering, and no public market currently exists for our shares. Our common stock has been approved for quotation on the Nasdaq Global Market under the symbol “TCAP.”

Effective concurrently with the closing of this offering, we will issue 1,416,667 shares of common stock, having an aggregate value based on the initial public offering price of $21.3 million, to the limited partners of Triangle Mezzanine Fund LLLP in exchange for their limited partnership interests. We will also issue an aggregate of 500,000 shares of our common stock, having an aggregate value of $7.5 million, to the members of the general partner of Triangle Mezzanine Fund LLLP in exchange for the general partnership interest in Triangle Mezzanine Fund LLLP. The general partnership interest acquired will have no value for purposes of determining our net asset value. The 1,916,667 shares of common stock we will issue will have an aggregate value of $28.8 million based on the initial public offering price, while our pro forma aggregate net asset value as of September 30, 2006, assuming the exchange of 1,916,667 shares of common stock for all partnership interests on that date, was $22.7 million. Our pro forma as-adjusted net asset value per share as of September 30, 2006 assuming the acquisition of all the outstanding partnership interests and consummation of this offering was $80.0 million or approximately $13.07 per share. Consequently, investors purchasing stock in this offering will incur immediate dilution of $1.93 per share. See “Dilution” on page 34 for more information.

Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 12. Our shares have no history of trading in a public securities market. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$15.00	$63,000,000
Underwriting discount (sales load) on 4,000,000 shares sold to public	$1.05	$4,200,000
Underwriting discount (sales load) on 200,000 directed shares(1)	$0.375	$75,000
Proceeds to us, before expenses(2)	$13.98	$58,725,000

(1)	The underwriters have reserved 200,000 shares of our common stock for sale to our directors, employees and their family members and associates, at the public offering price.

(2)	We estimate that we will incur approximately $1,500,000 of expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to an additional 630,000 shares of our common stock at the public offering price, less the underwriting discount (sales load), solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price would be $72,450,000, the total underwriting discount (sales load) would be $4,936,500, and the proceeds to us, before expenses, would be $67,513,500.

The underwriters expect to deliver the shares on or about February 21, 2007.

Morgan Keegan & Company, Inc.

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.
Avondale Partners
Sterne, Agee & Leach, Inc.

The date of this prospectus is February 14, 2007.

You should rely only on the information contained in this prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including “Risk Factors,” “Selected Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements contained elsewhere in this prospectus.

Triangle Capital Corporation is a newly-organized Maryland corporation formed for the purpose of acquiring Triangle Mezzanine Fund LLLP and its general partner, Triangle Mezzanine LLC, conducting the offering described in this prospectus and, thereafter, operating as an internally managed business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Since 2003, our senior management team has operated Triangle Mezzanine Fund LLLP, or the Existing Fund, which has invested primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately-held companies based in the United States. The Existing Fund is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Triangle Mezzanine LLC, or TML, has been the general partner of the Existing Fund since its inception. Simultaneously with the consummation of this offering, we intend to acquire all of the equity interests in the Existing Fund and TML through two separate transactions described elsewhere in this prospectus under “Formation; Business Development Company and Regulated Investment Company Elections,” and the Existing Fund will operate as our wholly owned subsidiary. Unless otherwise noted, the terms “we,” “us,” “our” and “Triangle” refer to the Existing Fund prior to the offering and to Triangle Capital Corporation and its subsidiaries after the offering.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company organized to provide customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our goal is to be the premier provider of capital to these companies. We define lower middle market companies as those having revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We intend to invest primarily in senior subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position, and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $2.0 and $10.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Historically, our investments generally have ranged from $2.0 to $4.0 million due to certain investment limitations imposed by the SBA. In certain situations, we have partnered with other funds to provide larger financing commitments. With the additional capital from this offering, we intend to increase our financing commitments to between $5.0 and $15.0 million per portfolio company. We intend to continue to operate the Existing Fund as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of September 30, 2006, we had investments in 17 portfolio companies with an aggregate cost of $46.7 million.

Our principal executive offices are located at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Our Market Opportunity

According to Dun & Bradstreet, as of December 2006, there were approximately 68,000 companies in the United States with revenues between $10.0 and $100.0 million, of which approximately 89.0% were privately held. We believe that these lower middle market companies, particularly those located in the Southeast, are relatively underserved by capital providers and present a significant opportunity for attractive returns. We also believe that the owners of many businesses founded in the years following World War II are selling or soon will sell their businesses. We expect that these factors will continue to foster a robust investment pipeline involving companies in this size range. These factors, coupled with the demand by these companies for flexible sources of financing, create significant investment opportunities for BDCs.

Another dynamic that we believe has contributed to attractive investment returns in our target market is the broad-based consolidation in the banking industry. Larger banks have scale and cost structures that we believe lessen their incentive to invest in lower middle market companies. Additionally, most small companies and private lower middle market companies are unable to issue public debt due to the small size of their offerings and corresponding lack of liquidity. We believe these factors have created an opportunity for non-bank lenders, such as BDCs, to provide lower middle market companies with flexible forms of financing. The relatively small number of institutions investing in lower middle market companies provides specialty finance companies, such as us, with opportunities to negotiate favorable transaction terms and equity participations, allowing us to enhance the potential for investor returns.

Finally, we are located, and much of the experience of certain members of our senior management team has been gained, in the Southeast. According to United States Census data, the southeast region contains ten of the top 25 fastest growing metropolitan areas in the United States. We believe that these high-growth areas promote entrepreneurship, which in turn results in the creation and growth of companies that meet our lower middle market target investment profile. We believe that our focus on lower middle market companies as well as the Southeast creates significant investment opportunities for us.

Our Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to lower middle market companies by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Maintaining Portfolio Diversification. While we focus our investments in lower middle market companies, we seek to diversify across various industries. We monitor our investment portfolio to ensure we have acceptable diversification, using industry and market metrics as key indicators. By monitoring our investment portfolio for diversification we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities and is likely to expand as a result of our enhanced profile as a publicly held BDC.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Our Investment Portfolio

As of September 30, 2006, we had investments in 17 portfolio companies with an aggregate cost of $46.7 million. At September 30, 2006, the weighted average yield on these outstanding investments was approximately 13.5% and the weighted average yield not including payment-in-kind interest, or PIK interest, was 11.1%. There is no assurance that the portfolio yields will remain at these levels after the offering. The following table sets forth certain unaudited information as of September 30, 2006 for each portfolio company in which we had a debt or equity investment.

Portfolio	Nature of Principal	Date(s) of	Title of	%Equity
Company	Business (Location)	Investment	Security	Held(1)	Cost(2)

AirServ Corporation	Airport services (Atlanta, GA)	June 21, 2004	Subordinated debt Warrants	— 4.0	$3,762,467 414,285
Ambient Air Corporation	Residential and commercial HVAC contractor (Panama City, FL)	April 19, 2006(3)	Subordinated debt Warrants	— 7.6	3,868,394 142,361
ARC Industries, LLC	Removal and disposal of industrial liquid waste (Charlotte, NC)	November 9, 2005	Subordinated debt LLC interests	— 30.0	2,396,803 175,000
Art Headquarters, Inc.	Framed art supplier (Clearwater, FL)	January 31, 2005	Subordinated debt Warrants	— 15.0	2,650,578 40,800
Assurance Operations Corp.	Specialty metal fabrication and stamping (Killen, AL)	March 22, 2006	Subordinated debt Common stock	— 3.6	3,594,509 200,000
Axxiom Manufacturing, Inc.	Manufactures air blast equipment (Fresno, TX)	January 13, 2006	Subordinated debt Common stock	— 21.5 (4)	2,029,186 200,000
CV Holdings, LLC	Design and manufacture of polymer products (Amsterdam, NY)	April 28, 2005	Subordinated debt(5) Royalties(6)	— —	4,612,292 —
DataPath, Inc.(7)	Satellite communication systems (Duluth, GA)	September 16, 2004	Common stock	0.7	101,500
Eastern Shore Ambulance, Inc.	Provides non-emergency and emergency ambulatory services (Portsmouth, VA)	July 20, 2006	Subordinated debt Warrants	— 6.0	946,881 55,268
Fire Sprinkler Systems	Designs and installs sprinkler systems for residential construction (Corona, CA)	April 17, 2006	Subordinated debt Common stock	— 2.5	2,690,484 250,000
Flint Trading Inc.	Traffic safety markings (Thomasville, NC)	September 15, 2004; February 28, 2006(8)	Subordinated debt Preferred stock	— 4.7	3,765,639 308,333
Garden Fresh Restaurant Corp.	Casual dining restaurant chain (San Diego, CA)	December 22, 2005	Subordinated debt LLC interests	— 0.9	3,000,000 500,000
Genapure Corporation(9)	Lab testing services (Boca Raton, FL)	January 22, 2004; April 1, 2005(10)	Common stock	6.1	500,000
Gerli & Company	Designs and manufactures high-end decorative fabrics (New York, NY)	February 27, 2006	Subordinated debt Warrants	— 6.0	2,962,581 83,414
Library Systems & Services	Provides outsourced library management services	March 31, 2006	Subordinated debt Warrants	— 11.2	1,947,791 58,995
(Germantown, MD)
Numo Manufacturing, Inc.	Manufactures and markets promotional and gift products	December 16, 2005	Subordinated debt Warrants	— 18.6	2,700,000 —
(Kaufman, TX)
Porter’s Fabrications, LLC	Fabricated metal part supplier (Bessemer City, NC)	July 1, 2005	Subordinated debt LLC interests Warrants	— 7.2 28.0	2,277,542 250,000 221,154

Total					$46,706,257

(1)	Includes common stock, preferred stock or LLC interests held directly and any equity securities issuable upon exercise of warrants.

(2)	Includes amortized original issue discount and PIK interest, where applicable, as of and through September 30, 2006. In each case, PIK interest involves securities of the same type and by the same issuer.

(3)	On May 16, 2005, we invested in subordinated debt in the form of two notes, and we received warrant rights in the same transaction. On April 19, 2006, these two loans were repaid, and two new notes totaling $8.0 million were issued to us. We syndicated $4.0 million of this debt to two other participants.

(4)	Does not include a warrant to purchase 1,000 shares of Axxiom’s common stock at an exercise price of $5.00 per share, held by the Existing Fund upon completion of the formation transactions.

(5)	On September 22, 2006, we invested an additional $250,000 in subordinated debt.

(6)	Refers to the synthetic equity interest we have negotiated with CV Holdings, LLC. The royalties are exercisable upon the maturity of the loan, or other events as set forth in the agreement, for 0.7% of the “company value,” calculated as the greater of twelve month trailing EBITDA, twenty-four month trailing EBITDA divided by two or fair market value of the portfolio company as determined by its board, whichever is greatest.

(7)	The $3.2 million loan was prepaid on September 30, 2005 with a 4.0% prepayment penalty. We received an equity gain and return of capital during the nine months ended September 30, 2006. We still maintain an equity position in the portfolio company.

(8)	On February 28, 2006, we invested an additional $250,000 in subordinated debt.

(9)	The $3.5 million loan was prepaid on October 3, 2005 with a 4.0% prepayment penalty. We still maintain our equity position in the portfolio company.

(10)	On April 1, 2005, we invested an additional $250,000 in common stock bringing our total equity investment to $500,000.

Recent Developments

On October 4, 2006, we closed a $1.5 million subordinated debt investment in Bruce Plastics, Inc., a plastic injection molding company based in Pittsburgh, Pennsylvania. Under the loan, the portfolio company will pay 14.0% current interest per annum and has the option to increase its debt by $1.0 million under specific circumstances. We also received a warrant to purchase up to 12.0% of the company’s common stock.

On November 3, 2006, the Existing Fund increased its investment in AirServ Corporation by investing an additional $225,000 in subordinated debt, increasing its total investment to $4.2 million.

On November 3, 2006, the Existing Fund purchased $30,000 of common stock in Eastern Shore Ambulance, Inc.

On December 29, 2006, we closed a $3.8 million subordinated debt investment in Brantley Transportation, LLC, an oilfield services and transportation company based in Monahans, Texas. Under the terms of the loan, the portfolio company will pay 14.0% interest per annum. We also received a warrant to purchase up to 4.6% (and up to 25.0% in certain circumstances) of the company’s common units. In addition, we invested $200,000 in preferred stock of Pine Street Holdings, LLC, the majority shareholder of Brantley Transportation. At closing, our preferred stock investment in Pine Street equates to 10.1% fully diluted ownership in Brantley Transportation. In consideration for our purchase of preferred stock in Pine Street, we received a warrant for common units in Pine Street. This warrant equates to 2.2% fully-diluted interest in Brantley Transportation.

Formation Transactions

Triangle Capital Corporation is a newly organized Maryland corporation formed on October 10, 2006, for the purpose of acquiring 100% of the equity interests in the Existing Fund and TML, raising capital in this offering and thereafter operating as an internally managed business development company under the 1940 Act. At the time of closing of this offering, we will consummate the following formation transactions:

•	We will acquire 100% of the limited partnership interests in the Existing Fund, which will become our wholly owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with net proceeds of this offering. We will issue 1,416,667 shares of common stock, having an aggregate value based on the initial public offering price of $21,250,000, to the limited partners of the Existing Fund in exchange for their limited partnership interests.

•	We will acquire 100% of the equity interests in TML, the general partner of the Existing Fund. We will issue to the members of TML 500,000 shares of common stock, having an aggregate value based on the initial public offering price of $7,500,000, in exchange for their equity interests in TML. Under the current agreement of limited partnership, or partnership agreement, of the Existing Fund, TML is entitled to 20.0% of the Existing Fund’s profits and capital after the limited partners have received distributions of their entire investment and a 7.0% compound annual return on their investment. TML did not make a capital contribution to the Existing Fund, but rather has received this interest in exchange for performing the function of and assuming the risks as general partner of the Existing Fund. We call this a “carried interest.” The value being received by the members of TML is based on the estimated present value of the 20.0% carried interest in the Existing Fund and was negotiated and agreed to by limited partners holding approximately 90% of the limited partnership interests in the Existing Fund.

The following diagram depicts our ownership structure upon completion of this offering and the formation transactions:

(1)	Based on 6,116,767 shares of common stock to be outstanding after this offering and completion of the formation transactions. Does not include 630,000 shares of common stock issuable pursuant to the underwriters’ over-allotment option.

Our acquisition of the general partnership interest from the members of the general partner of the Existing Fund may constitute a technical violation of the provisions in the 1940 Act prohibiting certain types of transactions with related parties without obtaining exemptive relief from the SEC. Our board of directors believes that the terms of the formation transactions, including the acquisition of the general partnership interest, are fair to the persons who will purchase shares of common stock in this offering and are consistent with the spirit of the provisions of the 1940 Act designed to protect investors.

After completion of this offering, we will be a closed-end, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, the Existing Fund will elect to be treated as a BDC. We will be internally managed by our executive officers under the supervision of our board of directors. As a result, we will not pay any external investment advisory fees, but instead we will incur the operating costs associated with employing investment and portfolio management professionals.

As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See “Regulations.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

The Offering

Common stock offered by us	4,200,000 shares (1)

Common stock to be issued in formation transactions	1,916,667 shares

Common stock outstanding prior to this offering	100 shares

Common stock to be outstanding after this offering and completion of formation transactions	6,116,767 shares (1)

Use of proceeds	Our net proceeds from this offering will be approximately $57.2 million. We intend to contribute approximately $41.0 million of the net proceeds from this offering to the Existing Fund to make investments in lower middle market companies in accordance with our investment objective and strategies described in this prospectus. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. We intend to retain the balance of the net proceeds to pay expenses, dividends and for general corporate purposes. See “Use of Proceeds.”

Nasdaq Global Market symbol	“TCAP”

Dividends and distributions	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated as a RIC for federal income tax purposes. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 12 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus and should not be relied upon as such.

(1)	Does not include 630,000 shares of common stock issuable pursuant to the over-allotment option granted by us to the underwriters.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Sales load (as a percentage of offering price)	7.0	%(1)
Offering expenses borne by us (as a percentage of offering price)	2.4	%(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	9.4%

Annual Expenses (as a percentage of net assets attributable to common stock):

Operating expenses	2.9	%(4)
Acquired fund fees and expenses (Existing Fund)	10.7	%(5)
Interest payments on borrowed funds	—	(6)
Total annual expenses	13.6	%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 7.0% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$218	$443	$634	$999

(1)	The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1,500,000 to be paid by us.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Operating expenses represent Triangle Capital Corporation’s estimated operating expenses for our first twelve months of operations commencing immediately after the offering, excluding the Existing Fund’s fees and expenses. Neither Triangle Capital Corporation nor the Existing Fund has an investment adviser, and both are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals. We have allocated such operating costs associated with paying investment management professionals to both Triangle Capital Corporation and the Existing Fund in the fees and expenses table.

(5)	Acquired fund fees and expenses are not fees or expenses incurred by Triangle Capital Corporation directly but are expenses of the Existing Fund, which will be wholly owned by Triangle Capital Corporation upon the consummation of the offering. You will incur these fees and expenses indirectly through Triangle Capital Corporation’s investment in the Existing Fund. With the exception of certain cash and cash-management instruments, Triangle Capital Corporation intends to deploy the majority of its investment capital through the Existing Fund in order to take advantage of the Existing Fund’s ability as an SBIC to borrow money by issuing fixed-rate, low interest debentures guaranteed by the SBA. Therefore, the acquired fund fees and expenses will account for a significant portion of Triangle Capital Corporation’s total annual fees so long as Triangle Capital Corporation invests the majority of its capital through the Existing Fund. However, since SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that may be issued by any one SBIC to $124.4 million (which amount is subject to increase on an annual basis based on cost of living increases), Triangle Capital Corporation will invest through the Existing Fund only until it has utilized the maximum amount of SBA-guaranteed debentures. Upon the Existing Fund’s reaching such maximum dollar amount, Triangle Capital Corporation will begin to deploy capital independently from the Existing Fund.

(6)	Interest payments on borrowed funds equal “0.0%” in this particular line item because all interest payments on borrowed funds are considered expenses of the Existing Fund, and, accordingly, such interest expenses are fully accounted for in the line item entitled, “Acquired fund fees and expenses.”

(7)	Total annual expenses relative to the net assets attributable to common shares are calculated as the sum of the fees and expenses anticipated to result from the operations of both Triangle Capital Corporation and the Existing Fund. SEC rules require that the Existing Fund’s fees and expenses be based upon the most recent audited fiscal period’s (nine months ended September 30, 2006) total expense ratio, or 13.6%. We estimate that $41.0 million of the anticipated net proceeds of the offering will be allocated to the Existing Fund and that approximately $16.2 million of anticipated net proceeds of the offering will be held by Triangle Capital Corporation. The application of the SEC’s required formula to calculate the Existing Fund’s fees and expenses results in an estimated 10.7% of our net assets being attributed to fees and expenses of the Existing Fund, which, when added to Triangle Capital Corporation’s estimated fees and expenses, equals 13.6%. Such calculations of Triangle Capital Corporation’s and the Existing Fund’s estimated annual expenses for the year following the consummation of the offering do not, however, take into account our estimations made, pursuant to our own internal formulas. For example, upon the consummation of the offering, we estimate that the 2007 consolidated total combined annual expenses of Triangle Capital Corporation and the Existing Fund, not including interest payments, will total approximately $4.0 million. Assuming that our interest payments on borrowed funds add an additional $1.8 million to the total estimated $4.0 million in expenses, and assuming that our post-offering net assets will equal approximately $80.0 million, we estimate that the total combined annual expenses of Triangle Capital Corporation and the Existing Fund will be 7.3%, rather than 13.6% as indicated in the Fees and Expenses table. Our estimation of 7.3% does not include the use of the Existing Fund’s total expense ratio of 13.6%, because we estimate that the combined expense ratios of Triangle Capital Corporation and the Existing Fund will be lower based on the anticipated net proceeds of $57.2 million that the Existing Fund did not have prior to the consummation of this offering.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the operations of Triangle Mezzanine Fund LLLP. See “Formation; Business Development Company and Regulated Investment Company Elections.” The selected financial data at and for the fiscal years ended December 31, 2003, 2004 and 2005 and at and for the nine months ended September 30, 2006 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. The selected financial data at and for the nine months ended September 30, 2005 have been derived from unaudited financial data, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

	Year Ended December 31,			Nine Months Ended September 30,
	2003	2004	2005	2005	2006
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$26	$1,969	$5,855	$4,332	$4,802
Interest income from cash and cash equivalent investments	15	18	108	16	212

Total investment income	41	1,987	5,963	4,348	5,014
Expenses:
Interest expense	—	339	1,543	1,083	1,379
Amortization of deferred financing fees	—	38	90	66	74
Management fees	1,048	1,564	1,574	1,180	1,190
General and administrative expenses	165	83	58	55	40

Total expenses	1,213	2,024	3,265	2,384	2,683

Net investment income (loss)	(1,172)	(37)	2,698	1,964	2,331
Net realized gain (loss) on investments — non-control/non-affiliate	—	—	(3,500)	(3,500)	5,977
Net unrealized appreciation (depreciation) of investments	—	(1,225)	3,975	2,975	(2,553)

Total net gain (loss) on investments	—	(1,225)	475	(525)	3,424

Net increase (decrease) in net assets resulting from operations	$(1,172)	$(1,262)	$3,173	$1,439	$5,755

Balance sheet data:
Assets:
Investments at fair value	$—	$19,701	$37,144	$34,541	$46,903
Deferred loan origination revenue	(35)	(537)	(602)	(621)	(676)
Cash and cash equivalents	2,973	2,849	6,067	6,468	7,358
Interest and fees receivable	—	98	50	39	100
Deferred financing fees	—	823	1,085	1,110	1,011

Total assets	$2,938	$22,934	$43,744	$41,537	$54,696

Liabilities and partners’ capital:
Accounts payable and accrued liabilities	$10	$—	$13	$—	$—
Interest payable	—	230	566	106	152
SBA-guaranteed debentures payable	—	17,700	31,800	31,800	31,800

Total liabilities	10	17,930	32,379	31,906	31,952
Total partners’ capital	2,928	5,004	11,365	9,631	22,744

Total liabilities and partners’ capital	$2,938	$22,934	$43,744	$41,537	$54,696

Other data:
Weighted average yield on investments	—	15.5%	14.2%	14.6%	13.5%
Number of portfolio companies	—	6	12	10	17
Expense ratios (as percentage of average net assets):
Operating expenses	107.4%	32.2%	21.3%	17.8%	6.2%
Interest expense and deferred financing fees	—	7.4	21.4	16.6	7.4

Total expenses	107.4%	39.6%	42.7%	34.4%	13.6%

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital raised in this offering, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria. We cannot assure you that we will achieve our investment objective.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of this offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

There may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors based on input from management, a third party independent valuation firm and our audit committee.

Our board of directors intends to utilize the services of an independent valuation firm, presently Duff & Phelps, LLC, to assist in determining the fair value of any securities. The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our board. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determination may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investment portfolio might warrant.

We operate in a highly competitive market for investment opportunities.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

We have not identified specific investments in which to invest all of the proceeds of this offering.

As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Currently we have a number of term sheets outstanding, representing potential new investments. These potential investments, however, are still subject to further research and due diligence, and may not materialize. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which we will invest the net proceeds of this offering, or the economic merits of any new investment.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our senior management team, particularly Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker, for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We intend to enter into employment agreements with each of our executive officers upon consummation of our initial public offering.

Additionally, the increase in available capital for investment resulting from this offering will require that we retain new investment and administrative personnel. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining these personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have no operating history as a business development company or as a regulated investment company, which may impair your ability to assess our prospects.

The Existing Fund was formed in 2003 by certain members of our senior management team. Prior to this offering, however, we have not operated, and our management team has no experience operating, as a business development company under the 1940 Act or as a regulated investment company under Subchapter M of the Code. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. If we fail to operate our business so as to maintain our status as a business development company or a RIC, our operating flexibility will be significantly reduced.

The Existing Fund is licensed by the SBA, and therefore subject to SBA regulations.

The Existing Fund is licensed to act as a small business investment company and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Existing Fund to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If the Existing Fund fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit the Existing Fund’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit the Existing Fund from making new investments.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in us. The Existing Fund issues debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the

SBA has fixed dollar claims on the Existing Fund’s assets that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

On September 30, 2006, we had $31.8 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of 5.77% for the nine months ended September 30, 2006.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical based on our weighted average annualized interest cost of 5.77%. Our actual borrowing rate may be higher or lower than the assumed rate and actual returns may be higher or lower than those appearing below.
Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to common stockholder	(32.1)%	(20.1)%	(8.1)%	4.0%	16.0%

The calculation also assumes that we will be fully invested as of the close of this offering; however, as noted above, it may take us 12 months or longer to fully invest all of the net proceeds from this offering.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA or by borrowing from banks, or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

SBA regulations limit the outstanding dollar amount of SBA-guaranteed debentures that may be issued by an SBIC or group of SBIC’s under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $124.4 million (which amount is subject to increase on an annual basis based on cost of living increases). Moreover, an SBIC may not borrow an amount in excess of two times its regulatory capital. As of September 30, 2006, the Existing Fund had issued $31.8 million in debentures guaranteed by the SBA. After our contribution of net proceeds of this offering to the Existing Fund, we expect the Existing Fund to have sufficient regulatory capital to issue the maximum amount of guaranteed debentures permitted by the SBA regulations. While we cannot presently predict whether or not we will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the Existing Fund’s current status as an SBIC does not automatically assure that the Existing Fund will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon the Existing Fund continuing to be in compliance with SBA regulations and policies and there being funding available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by the Existing Fund.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. The Existing Fund will need to generate sufficient cash flow to make required interest payments on the debentures. If the Existing Fund is unable to meet its financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the Existing Fund’s assets over our stockholders in the event we liquidate the Existing Fund or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before the Existing Fund will be permitted to issue additional debentures guaranteed by the SBA.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

We expect to file an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Securities and Exchange Act of 1934.

The 1940 Act prohibits certain transactions between us, the Existing Fund and their affiliates without first obtaining an exemptive order from the SEC. We expect to file an application with the SEC requesting an order exempting the Existing Fund and us from certain provisions of the 1940 Act and from certain reporting requirements mandated by the Securities and Exchange Act of 1934, or the Exchange Act. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that the application for exemptive relief will be granted by the SEC.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under the Code, which generally will allow us to avoid being subject to an entity-level tax, we will not, at least initially, be a RIC. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4.0% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. See “Material U.S. Federal Income Tax Considerations.” Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you dividends, and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, the Existing Fund’s compliance with applicable SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

The Existing Fund, as an SBIC, may be unable to make distributions to us that will enable us to meet registered investment company requirements, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including the Existing Fund. As all of our investments will initially be made by the Existing Fund, we will be substantially dependent on the Existing Fund for cash distributions to enable us to meet the RIC distribution requirements. The Existing Fund may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for the Existing Fund to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if the Existing Fund is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain low-cost leverage and, therefore, our competitive advantage over other funds.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon completion of our initial public offering, we will be subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2007, our management will be required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds to make additional investments in our portfolio companies.

We may not have the funds to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior subordinated debt as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not, and do not expect to, control many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us up to twelve months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during this period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The value of common stock issued in the formation transactions is not based on an appraisal or arms-length negotiation.

The limited partners of the Existing Fund and the members of TML will receive common stock in the formation transactions having an aggregate value of $28,750,000. The value of common stock to be issued in the formation transactions is not based on an independent appraisal, nor was such value based on arms-length negotiations with third parties who had no interest in the formation transactions.

Investors in this offering will incur immediate dilution upon the closing of this offering.

The initial public offering price will be substantially higher than our as-adjusted pro forma net asset value per share of $13.07. As a result, investors purchasing stock in this offering will incur immediate dilution of $1.93 per share at the initial public offering price of $15.00 per share. See “Dilution” for more information.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, business development companies or SBICs;

•	loss of RIC status or the Existing Fund’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel; and

•	general economic trends and other external factors.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us and the underwriters. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Initially, the market for our common stock will be extremely limited. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock.

In connection with our formation and organization, we will issue restricted common stock in consideration for interests in the Existing Fund. The value of this common stock to be issued and the acquired interests in the Existing Fund have not been negotiated at arms length. See “Formation; Business Development Company and Regulated Investment Company Elections-Formation.” This stock may be transferred subject to certain terms and limitations under Rule 144 (a non-exclusive resale exemption under the Securities Act of 1933) following the first anniversary of issuance. Moreover, we have agreed to use reasonable best efforts to register the resale of this restricted stock as soon as practicable following the first anniversary of the closing. Thus, this restricted stock represents a significant “overhang,” and significant sales of this stock, once it becomes tradable following the first anniversary of the closing, could have an adverse affect on the price of our shares. Any such adverse effects upon our share price could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Specifically, our board of directors may adopt resolutions to classify our board of directors so that stockholders do not elect every director on an annual basis. Also, our articles of incorporation provide that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that a special meeting of stockholders may be called by the stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

In addition, subject to the provisions of the 1940 Act, our articles of incorporation permit our board of directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus.

FORMATION; BUSINESS DEVELOPMENT COMPANY AND
REGULATED INVESTMENT COMPANY ELECTIONS

Formation

Prior to the closing of this offering and the transactions described below, our senior management team has operated and made investments through the Existing Fund, a privately-held North Carolina limited liability limited partnership which holds a license as an SBIC. Prior to the closing, the Existing Fund has 35 limited partners (most of which are commercial banks), and a general partner, TML.

Triangle Capital Corporation was incorporated as a Maryland corporation on October 10, 2006, for the purpose of acquiring 100% of the outstanding equity interests in the Existing Fund and TML, raising capital in this offering, contributing capital to the Existing Fund and thereafter operating as an internally managed business development company under the 1940 Act. Upon the closing of this offering, we will own 100% of the outstanding equity interests in the Existing Fund and operate the Existing Fund through the corporate structure described below.

On November 2, 2006, we entered into merger agreements with the Existing Fund and TML to effect the following transactions. Pursuant to these agreements:

•	Effective concurrently with the closing of this offering, Triangle Capital Corporation will acquire 100% of the limited partnership interests in the Existing Fund, which will become our wholly owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with net proceeds of this offering. We will issue 1,416,667 shares of common stock, having an aggregate value based on the initial public offering price of $21,250,000, to the limited partners of the Existing Fund in exchange for their limited partnership interests.

•	Effective concurrently with the closing of this offering, Triangle Capital Corporation will acquire all of the outstanding equity interests in TML. We will issue to the members of TML 500,000 shares of common stock, having an aggregate value based on the initial public offering price of $7,500,000, in exchange for their equity interests in TML. Under the Existing Fund’s partnership agreement, TML is entitled to 20.0% of the Existing Fund’s profits and capital after the limited partners have received distributions of their entire investment and a 7.0% compound annual return on their investment. TML did not make a capital contribution to the Existing Fund, but rather has received this interest for performing the function of and assuming the risks as general partner of the Existing Fund. The value being received by members of TML is based on the estimated present value of the 20.0% carried interest in the Existing Fund and was negotiated and agreed to by limited partners holding approximately 90% of the limited partnership interests in the Existing Fund.

The shares of common stock issued to the limited partners of the Existing Fund and members of TML in the formation transactions will be subject to restrictions on transfer for a period of one year following completion of the offering. See “Shares Eligible for Future Sale.”

The following diagram depicts our ownership structure upon completion of this offering and the formation transactions:

(1) Based on 6,116,767 shares of common stock to be outstanding after this offering and completion of the formation transactions. Does not include 630,000 shares of common stock issuable pursuant to the underwriters’ over-allotment option.

Our acquisition of the general partnership interest from the members of the general partner of the Existing Fund may constitute a technical violation of the provisions in the 1940 Act prohibiting certain types of transactions with related parties without obtaining exemptive relief from the SEC. Our board of directors believes that the terms of the formation transactions, including the acquisition of the general partnership interest, are fair to the persons who will purchase shares of common stock in this offering and are consistent with the spirit of the provisions of the 1940 Act designed to protect investors.

Upon the closing of this offering, the current management services agreement between the Existing Fund and Triangle Capital Partners, LLC will terminate, and we will be internally managed. As a result, following the closing, we will not pay investment advisory fees to any outside party, but instead will incur operating costs associated with employing investment and portfolio management professionals. The Existing Fund and Triangle Capital Corporation will enter into a management services agreement effective as of the closing, pursuant to which Triangle Capital Corporation will provide management and administrative services to the Existing Fund. Under the terms of this agreement, the Existing Fund will pay Triangle Capital Corporation an intra-company service fee on a quarterly basis. Notwithstanding the foregoing, the Existing Fund will not pay this intra-company service fee to Triangle Capital Corporation until such time that the SEC has granted exemptive relief with respect to the payment of such fees or Triangle Capital Corporation otherwise determines that such fees are permissible under the 1940 Act. In addition, upon the closing of these transactions, the senior management of TML and Triangle Capital Partners, LLC will be our initial executive officers and will also be the executive officers of the new general partner. See “Management.”

Because the SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or issuances or transfers that would result in any person (or group of persons acting in concert) owning 10.0% or more of a class of stock of an SBIC, the formation transactions described above and this offering require the written consent of the SBA. The Existing Fund is seeking the SBA’s written approval to these transactions and this offering. The Existing Fund will continue to hold its SBIC license upon the closing of this offering and be subject to the rules and regulations of the SBA.

The consummation of the formation transactions is subject only to the receipt of the SBA approval described above, the closing of this offering, and the accuracy in all material respects of the representations and warranties of the respective merger agreements. The formation transactions have been structured in a manner intended to cause the issuance of our shares of common stock to the limited partners of the Existing Fund and the members of TML to be exempt from registration under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder as a private placement of securities.

Business Development Company and Regulated Investment Company Elections

In connection with this offering, we and the Existing Fund will each file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

•	We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined by our board of directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Portfolio Management — Valuation Process and Determination of Net Asset Value.”

•	We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

We intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of December 31, 2007. As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. Any capital gains we recognize prior to the effective date of our election to be taxed as a RIC will, when distributed to you, be taxed as ordinary income and not as capital gains, as would have been the case had we been taxed as a RIC as of the date of this offering. However, such distribution may qualify for taxation at reduced rates applicable to qualifying dividend income.

•	Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

In connection with this offering and our intended election to be regulated as a BDC, we expect to file a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. In addition, we expect to request that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by the Existing Fund from the 200.0% asset coverage requirements applicable to us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted.

•	We intend to distribute substantially all of our income to our stockholders.

As a RIC, we intend to distribute to our stockholders substantially all of our income, except for certain net long-term capital gains. We intend to make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 4,200,000 shares of our common stock in this offering will be approximately $57.2 million, or approximately $66.0 million if the underwriters fully exercise their over-allotment option, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $1.5 million.

We intend to contribute approximately $41.0 million of the net proceeds from this offering to the Existing Fund to invest in lower middle market companies in accordance with our investment objective and strategies described in this prospectus. Based on current market conditions, we anticipate that it may take up to 12 months to fully invest the net proceeds we contribute to the Existing Fund depending on the availability of investment opportunities that are consistent with our investment objective and strategies. However, if market conditions change, it may take us longer than 12 months to fully invest the net proceeds from this offering. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.” In addition, we will have the ability to use SBA-guaranteed leverage to make additional investments, subject to the limitations described elsewhere in this prospectus.

We intend to retain the balance of the net proceeds of this offering to pay certain expenses, dividends required in order to maintain our status as a RIC, amounts needed to implement our dividend reinvestment plan, and for general corporate purposes. We currently intend to invest retained cash in short-term securities consistent with our BDC election and our election to be taxed as a RIC, but could use all or a portion of these funds for portfolio investments in the future.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders following our election to be taxed as a RIC. Our quarterly dividends, if any, will be determined by our board of directors.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2006:

•	on an actual basis; and

•	as adjusted to reflect the sale by us of 4,200,000 shares of common stock in this offering at an initial public offering price of $15.00 per share, after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us and completion of the formation transactions.

This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of September 30, 2006
	Actual	As Adjusted
	(dollars in thousands)

Cash and cash equivalents	$7,358	$64,585

Borrowings (SBA-guaranteed debentures payable)	$31,800	$31,800
Equity:
Partners’ capital contributions	21,250	—
Common stock, $0.001 par value per share; no shares authorized, no shares issued and outstanding, actual (150,000,000 shares authorized; 6,116,767 shares issued and outstanding, as adjusted)	—	6
Additional paid-in capital	—	78,471
Accumulated undistributed investment gains	1,494	1,494

Total partners’/stockholders’ equity	22,744	79,971

Total capitalization	$54,544	$111,771

PRO FORMA AS ADJUSTED FINANCIAL INFORMATION

The following unaudited pro forma balance sheet is based on the opening balance sheet of Triangle Capital Corporation as of October 10, 2006 and the historical financial statements of Triangle Mezzanine LLLP as of September 30, 2006 included elsewhere in this Prospectus and adjusted to give effect to the formation transactions and completion of the initial public offering.

	Triangle Capital
	Corporation	Triangle Mezzanine
	Opening	LLLP Historical				Triangle Capital
	Balance Sheet as	Balance Sheet		Proforma		Corporation
	of October 10,	as of	Formation	Triangle Capital	Offering	Pro forma
	2006(A)	September 30, 2006	Transactions(B)	Corporation	Adjustments(C)	As Adjusted(D), (E)
			(dollars in thousands)

Assets:
Investments at fair value	$—	$46,903	$—	$46,903	$—	$46,903
Deferred loan origination revenue	—	(676)	—	(676)	—	(676)
Cash and cash equivalents	2	7,358	—	7,360	57,225	64,585
Interest and fees receivable	—	100	—	100	—	100
Deferred financing fees	—	1,011	—	1,011	—	1,011

Total assets	$2	$54,696	$—	$54,698	$57,225	$111,923

Liabilities and stockholders’ / partners’ capital:
Accounts payable and accrued liabilities	$—	$—	$—	$—	$—	$—
Interest payable	—	152	—	152	—	152
SBA-guaranteed debentures payable	—	31,800	—	31,800	—	31,800

Total liabilities	—	31,952	—	31,952	—	31,952

Partners’ capital contributions	—	21,250	(21,250)	—	—	—
Common stock, $0.001 par value per share; 150,000,000 shares authorized; 1,916,767 and 6,116,767 shares issued and outstanding, proforma and proforma as adjusted, respectively	—	—	2	2	4	6
Additional paid-in capital	2	—	21,248	21,250	57,221	78,471
Accumulated undistributed investment gains / retained earnings	—	1,494	—	1,494	—	1,494

Total stockholders’ / partners’ capital	2	22,744	—	22,746	57,225	79,971

Total liabilities and stockholders’ / partners’ capital	$2	$54,696	$—	$54,698	$57,225	$111,923

(A)	Triangle Capital Corporation is a newly organized Maryland corporation formed on October 10, 2006, for the purpose of reorganizing in corporate format the operations of the Existing Fund and Triangle Mezzanine LLC previously organized as a limited partnership and limited liability company, respectively, raising capital in this offering and thereafter operating as an internally managed business development company under the 1940 Act. Upon the closing of this offering, the current management services agreement between the Existing Fund and Triangle Capital Partners, LLC will terminate, and Triangle Capital Corporation will be internally managed. As a result, following the closing, Triangle Capital Corporation will not pay investment advisory fees to any outside party, but instead will incur operating costs associated with employing investment and portfolio management professionals. Since incorporation on October 10, 2006, Triangle Capital Corporation has had no financial activity with the exception of a capital contribution of $1,500 related to the formation of the Company.

(B)	Formation Transactions consist of (i) the issuance of 1,416,667 shares of common stock to the limited partners of the Existing Fund in exchange for their limited partnership interests and (ii) the issuance to the members of Triangle Mezzanine LLC 500,000 shares of common stock in exchange for their equity interests in Triangle Mezzanine LLC.

(C)	Offering adjustments consist of the sale of 4,200,000 shares of common stock at $15 per share in an initial public offering, net of underwriting discounts and offering expenses.

(D)	Triangle Capital Corporation Pro Forma As Adjusted contemplates the balance sheet for Triangle Capital Corporation upon completion of the initial public offering and formation transactions.

(E)	Net asset value per share for Triangle Capital Corporation Pro Forma As Adjusted is $13.07.

The following unaudited pro forma financial information is based on the historical financial statements of Triangle Mezzanine Fund LLLP for the periods presented included elsewhere in this prospectus, adjusted to give effect to the consummation of the formation transactions.

				Nine Months			Pro Forma
				Ended		Pro Forma	As Adjusted
	Year Ended December 31,			September 30,		for Formation	for Formation
	2003	2004	2005	2006		Transactions	Transactions

Total Return to General partner(1)	0%	0%	0%	1342%		N/A	2464%
Total Return to Limited partner’s(2)	(56)%	(29)%	4%	15%		N/A	(3)%
Net asset value allocation to General partner	$—	$—	$—	$1,151	(3)	$6,349	$7,500 (4)
Net asset value allocation to Limited partner	2,928	5,004	11,365	21,593	(3)	(6,349)	$15,244

Total Net Asset Value	$2,928	$5,004	$11,365	$22,744		$—	$22,744

(1)	Since inception the Existing Fund’s General partner has invested one hundred dollars and has received no distributions to date.

(2)	Since inception the Existing Fund’s Limited partner’s have invested $21,250,000 and have received distributions totaling $5,000,010.

(3)	Based on the allocation per the partnership agreement which is first to the extent of the limited partner’s preferred return of 7%, second to the General Partner until its allocation equals 20% of the limited partner’s preferred return, and third 80% to the limited partner’s and 20% to the General partner of any remaining amounts.

(4)	Represents the amount of net asset value allocated to the General partner in the formation transactions.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

The net asset value of our common stock as of September 30, 2006 (on a pro forma basis assuming completion of the formation transactions and acquisition of the Existing Fund on that date) was $22.7 million. Our as-adjusted net asset value, as of September 30, 2006, would have been $11.87 per share. We determined our as-adjusted net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) as of September 30, 2006 by the number of shares of common stock outstanding as of September 30, 2006, after giving effect to the formation transactions occurring concurrently with this offering. See “Formation; Business Development Company and Regulated Investment Company Elections-Formation.”

After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $15.00 per share, the application of the net proceeds from this offering as set forth in “Use of Proceeds” and after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us, our as-adjusted pro forma net asset value as of September 30, 2006 would have been $80.0 million or approximately $13.07 per share. This represents an immediate increase in our net asset value per share of $1.20 to existing stockholders and dilution in net asset value per share of $1.93 to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share		$15.00
As-adjusted net asset value per share after giving effect to the formation transactions	$11.87
Increase (decrease) in net asset value per share attributable to new investors in this offering	$1.20

As-adjusted pro forma net asset value per share after this offering		$13.07

Dilution per share to new investors(1)		$1.93

(1)	To the extent the underwriters’ over-allotment option is exercised, there will be further dilution to new investors.

The following table summarizes, as of September 30, 2006, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering assuming an initial public offering price of $15.00 per share, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

					Average
	Shares Purchased		Total Consideration		Price per
	Number	Percent	Amount	Percent	Share

Existing stockholders(1)	1,916,767	31.3%	22,745,752	26.5%	$11.87
New investors	4,200,000	68.7%	63,000,000	73.5%	$15.00

Total	6,116,767	100.0%	85,745,752	100.0%

(1)	Of the 1,916,767 Shares Purchased by existing stockholders, 1,916,667 shares represent the shares to be issued to the general partner and the limited partners of Triangle Mezzanine Fund LLLP in exchange for their partnership interests in connection with the formation transactions, and 100 shares represent the shares issued at the time of our formation at $15 per share. Of the $22,745,752 Total Consideration from existing stockholders, (A) $1,500 represents the amount paid for 100 shares at the time of our formation, (B) $21,250,100 represents the amount invested by the limited partners ($21,250,000) and the general partner ($100) in the Existing Fund in exchange for their partnership interests, and (C) $1,495,642 is the residual net asset value as of September 30, 2006 allocable to the general partner’s carried interest in the Existing Fund.

SELECTED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the operations of Triangle Mezzanine Fund LLLP. The selected financial data at and for the fiscal years ended December 31, 2003, 2004 and 2005 and at and for the nine months ended September 30, 2006, have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. The selected financial data at and for the nine month period ended September 30, 2005 have been derived from unaudited financial data, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

				Nine Months
				Ended
	Year Ended December 31,			September 30,
	2003	2004	2005	2005	2006
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$26	$1,969	$5,855	$4,332	$4,802
Interest income from cash and cash equivalent investments	15	18	108	16	212

Total investment income	41	1,987	5,963	4,348	5,014
Expenses:
Interest expense	—	339	1,543	1,083	1,379
Amortization of deferred financing fees	—	38	90	66	74
Management fees	1,048	1,564	1,574	1,180	1,190
General and administrative expenses	165	83	58	55	40

Total expenses	1,213	2,024	3,265	2,384	2,683

Net investment income (loss)	(1,172)	(37)	2,698	1,964	2,331
Net realized gain (loss) on investments — non-control/non-affiliate	—	—	(3,500)	(3,500)	5,977
Net unrealized appreciation (depreciation) of investments	—	(1,225)	3,975	2,975	(2,553)

Total net gain (loss) on investments	—	(1,225)	475	(525)	3,424

Net increase (decrease) in net assets resulting from operations	$(1,172)	$(1,262)	$3,173	$1,439	$5,755

Balance sheet data:
Assets:
Investments at fair value	$—	$19,701	$37,144	$34,541	$46,903
Deferred loan origination revenue	(35)	(537)	(602)	(621)	(676)
Cash and cash equivalents	2,973	2,849	6,067	6,468	7,358
Interest and fees receivable	—	98	50	39	100
Deferred financing fees	—	823	1,085	1,110	1,011

Total assets	$2,938	$22,934	$43,744	$41,537	$54,696

Liabilities and partners’ capital:
Accounts payable and accrued liabilities	$10	$—	$13	$—	$—
Interest payable	—	230	566	106	152
SBA-guaranteed debentures payable	—	17,700	31,800	31,800	31,800

Total liabilities	10	17,930	32,379	31,906	31,952
Total partners’ capital	2,928	5,004	11,365	9,631	22,744

Total liabilities and partners’ capital	$2,938	$22,934	$43,744	$41,537	$54,696

Other data:
Weighted average yield on investments	—	15.5%	14.2%	14.6%	13.5%
Number of portfolio companies	—	6	12	10	17
Expense ratios (as percentage of average net assets):
Operating expenses	107.4%	32.2%	21.3%	17.8%	6.2%
Interest expense and deferred financing fees	—	7.4	21.4	16.6	7.4

Total expenses	107.4%	39.6%	42.7%	34.4%	13.6%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring the Existing Fund and TML, raising capital in this offering and thereafter operating as an internally managed BDC under the 1940 Act. The Existing Fund is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA and intends to elect to be treated as a BDC upon completion of this offering. The Existing Fund has invested primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located primarily in the United States. Simultaneously with the offering, we will complete the formation transactions described elsewhere in this prospectus, at which time the Existing Fund will become our wholly owned subsidiary and the former partners of the Existing Fund will become our stockholders.

Our business is to provide capital to lower middle market companies in the United States with an emphasis on the Southeast. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual EBITDA between $2.0 and $10.0 million.

We invest primarily in senior subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests. Historically, our investments have ranged from $2.0 to $4.0 million due to investment limitations imposed by the SBA based on the Existing Fund’s size. In certain situations, we have partnered with other funds to provide larger financing commitments. With the additional capital from this offering, we intend to increase our financing commitments to between $5.0 and $15.0 million per portfolio company. The Existing Fund is eligible to sell debentures guaranteed by the SBA to the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate the Existing Fund as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of September 30, 2006, we had investments in 17 portfolio companies with an aggregate cost of $46.7 million.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We value our investment portfolio each quarter. We have engaged Duff & Phelps, LLC, an independent valuation firm, to assist us in our valuation process.

Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market but for which a limited market exists are valued at the indicative bid price offered on the valuation date. As of September 30, 2006, none of the debt securities in our portfolio was publicly traded or had a limited market and there was a limited market for one of the equity securities we owned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our board of directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security which for investments that are less than nine months old typically equates to our original cost basis, unless there has been significant over-performance or under-performance by the portfolio company. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. Management evaluates our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with portfolio company senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. In addition, when evaluating equity securities of private companies, we consider standard valuation techniques used by major valuation firms. These valuation techniques consist of: discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales in comparable transactions, and a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheet and are separately reflected on the income statement in determining net increase or decrease in stockholders’ equity resulting from operations.

Using the investment rating designation described elsewhere in this document, we seek to determine the value of the security as if we intended to sell the security at the time of the valuation. To estimate the current sale price of the security, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are recorded as deferred income and recognized as income over the term of the loan.

Payment-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.

Discussion and Analysis of Results of Operations

Comparison of nine months ended September 30, 2006, with nine months ended September 30, 2005

Investment Income

For the nine months ended September 30, 2006, total investment income was $5.0 million, a $0.7 million, or a 15.3%, increase over the $4.3 million of total investment income for the nine months ended September 30, 2005. The increase was primarily attributable to a $0.7 million increase in total loan interest, fee and dividend income due to the addition of nine new investments totaling $19.4 million which were closed during the nine months ended September 30, 2006.

Expenses

For the nine months ended September 30, 2006, expenses increased by $0.3 million, or 12.6%, to $2.7 million from $2.4 million for the nine months ended September 30, 2005. The increase in expenses was primarily attributable to a $0.3 million increase in interest expense relating to SBA-guaranteed debentures which totaled $31.8 million for the entire nine month period ended September 30, 2006, and which had an average balance substantially less than that amount during the nine month period ended September 30, 2005. During May 2005 the Existing Fund increased its SBA-guaranteed debentures by $9.5 million to fund new investment activity during the last half of 2005 and the first nine months of 2006.

Net Investment Income

As a result of the $0.7 million increase in total investment income and the $0.3 million increase in expenses, net investment income for the nine months ended September 30, 2006, was $2.3 million compared to net investment income of $2.0 million during the nine months ended September 30, 2005.

Net Increase (Decrease) in Net Assets Resulting From Operations

For the nine months ended September 30, 2006, net realized gains on investments were $6.0 million as compared to a net realized loss of $3.5 million during the nine months ended September 30, 2005. During 2006 we experienced a gain on two investments. During the nine months ended September 30, 2006, we recorded net unrealized depreciation in the amount of $2.6 million, comprised primarily of an unrealized loss on one investment in the amount of $2.7 million. We also recorded $2.9 million in unrealized appreciation relating to the write up of four investments. The remaining amount of the net unrealized depreciation related to the reclassification of an unrealized gain to a realized gain on one investment in the amount of $2.7 million.

As a result of these events, our net increase in net assets from operations during the nine month period ended September 30, 2006, was $5.8 million as compared to $1.4 million during the nine month period ended September 30, 2005.

Comparison of fiscal years ended December 31, 2005 and December 31, 2004

Investment Income

For the twelve months ended December 31, 2005, total investment income was $6.0 million, a $4.0 million, or 200.1%, increase over the $2.0 million of total investment income for the twelve months ended December 31, 2004. The increase was primarily attributable to a $3.1 million increase in total loan interest, fee and dividend income and a $0.8 million increase in total PIK interest income. These increases were primarily attributable to the addition of ten new investments totaling $29.1 million that were closed during the twelve months ended December 31, 2005.

Expenses

For the twelve months ended December 31, 2005, expenses increased by approximately $1.2 million, or 61.3%, to approximately $3.3 million from $2.0 million for the twelve months ended December 31, 2004. The increase in expenses was primarily attributable to a $1.2 million increase in interest expense relating to SBA-guaranteed debentures which totaled $31.8 million as of December 31, 2005, as compared to $17.7 million as of December 31, 2004. The incremental SBA-guaranteed debentures were issued to fund new investment activity during 2005.

Net Investment Income

As a result of the $4.0 million increase in total investment income as compared to the $1.2 million increase in expenses, net investment income for the twelve months ended December 31, 2005, was $2.7 million compared to a net investment loss of less than $0.1 million during the twelve months ended December 31, 2004.

Net Increase (Decrease) in Net Assets Resulting From Operations

For the twelve months ended December 31, 2005, net realized losses on investments were $3.5 million. There were no net realized losses during the twelve months ended December 31, 2004. The realized loss during 2005 related to the write-off of one investment. During the twelve months ended December 31, 2005, we recorded net unrealized appreciation in the amount of $4.0 million relating to the write up of our equity position in two portfolio companies offset by the reclassification of an unrealized loss to a realized loss in the amount of $1.2 million.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2005, was $3.2 million as compared to a net decrease of $1.3 million during the year December 31, 2004.

Comparison of fiscal years ended December 31, 2004 and December 31, 2003

The Existing Fund received its SBIC license in September 2003 and closed on its first investment in January 2004. As a result, a discussion of our operations in 2003 has been excluded.

During 2004, we generated total investment income of $2.0 million from six investments totaling $20.4 million. Total expenses during 2004 were $2.0 million consisting primarily of $1.6 million in management fees and $0.3 million in interest expense relating to SBA-guaranteed debentures, which totaled $17.7 million at December 31, 2004.

During the fourth quarter of 2004, we recorded net unrealized depreciation of $1.2 million in one investment. As a result of these factors our net decrease in net assets resulting from operations for the period ended December 31, 2004 was approximately $1.3 million.

Liquidity and Capital Resources

Cash Flows

For the nine months ended September 30, 2006, we experienced a net increase in cash and cash equivalents in the amount of $1.3 million. During that period, we used $4.3 million in cash to fund operating activities and we generated $5.6 million of cash from financing activities, consisting of limited partner capital contributions in the amount of $10.6 million offset by a distribution to limited partners in the amount of $5.0 million. We invested the entire $10.6 million of cash from financing activities in nine new subordinated debt investments during the first nine months of 2006. As of September 30, 2006, all limited partners in the Existing Fund had fully funded their committed capital. At September 30, 2006, we had $7.4 million of cash on hand.

For the twelve months ended December 31, 2005, we experienced a net increase in cash and cash equivalents in the amount of $3.2 million. During that period, we used $13.7 million in cash to fund operating activities and we generated $16.9 million of cash from financing activities, consisting of borrowings under SBA-guaranteed debentures in the amount of $14.1 million and limited partner capital contributions in the amount of $3.2 million. These amounts were offset by financing fees paid by us in the amount of $0.4 million. We invested the entire $16.9 million of cash from financing activities in ten new investments during 2005.

For the twelve months ended December 31, 2004, we experienced a net decrease in cash and cash equivalents in the amount of $0.1 million. During that period we used $20.3 million in cash to fund operating activities and we generated $20.2 million from financing activities, consisting of borrowings under SBA-guaranteed debentures in the amount of $17.7 million and limited partner capital contributions in the amount of $3.3 million. These amounts were offset by financing fees paid by we in the amount of $0.9 million. We invested the entire $20.2 million of cash from financing activities in six new investments during 2004.

Financing Transactions

Due to the Existing Fund’s status as a licensed SBIC, the Existing Fund has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC as of September 30, 2006 is currently $124.4 million (which amount is subject to increase on an annual basis based on cost of living increases). Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. As of September 30, 2006, the Existing Fund had issued $31.8 million of debentures guaranteed by the SBA, which debentures had a weighted average interest rate of 5.77% per annum. Based on its $21.3 million regulatory capital, the Existing Fund has the current capacity to issue up to an additional $10.7 million of debentures guaranteed by the SBA.

Following the offering, we anticipate that the Existing Fund will be able to have up to the $124.4 statutory maximum outstanding in debentures guaranteed by the SBA.

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004), Share Based Payment (SFAS 123R), which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation (SFAS 123). This statement supersedes APB Opinion 25, Accounting for Stock Issued to Employees (APB 25), and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in SFAS 123R is similar to the approach described in SFAS 123; however, SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

We have not issued any share-based payment awards since inception, however if we issue share-based payment awards in the future, the adoption of SFAS 123R’s fair value method may result in significant non-cash charges which will increase reported operating expenses; however, it will have no impact on cash flows. The impact of adoption of SFAS 123R cannot be predicted at this time because it will depend on the level of share-based payments granted in the future.

In February 2006, the FASB issued FASB Statement No. 155, Accounting for Certain Hybrid Financial Instruments an amendment of FASB Statements No. 133 and 140. Management does not believe the adoption of this statement will have a material impact on our financial position or results of operations.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income is affected by changes in various interest rates, including LIBOR and prime rates. As of September 30, 2006, approximately 93.0% of our investment portfolio bore interest at fixed rates. All of our leverage is currently at fixed rates.

Related Party Transactions

Effective concurrently with the closing of the offering, TML, the general partner of the Existing Fund, will merge into a wholly owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of TML are owned by Messrs. Tucker, Burgess, Lilly, Long and Parker. As a result of such merger, Messrs. Tucker, Burgess, Lilly, Long and Parker will collectively receive shares of our common stock valued at approximately $6.7 million.

Certain members of our management (Garland S. Tucker, III, Tarlton H. Long and David F. Parker) collectively own approximately 67% of Triangle Capital Partners, LLC. Prior to the closing of this offering, Triangle Capital Partners, LLC provided management and advisory services to the Existing Fund pursuant to a management services agreement dated as of February 3, 2003. Under the terms of this management services agreement, Triangle Capital Partners, LLC received $1.6 million in management fees from the Existing Fund during each of the fiscal years ended December 31, 2005 and December 31, 2004. This agreement will terminate upon the closing of this offering.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2006 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of September 30, 2006 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding	Asset	Involuntary
	Exclusive of	Coverage	Liquidating	Average Market
Class and Year	Treasury	Per Unit	Preference	Value Per Unit
	Securities(a)	(b)	Per Unit(c)	(d)
	(Dollars in thousands)

SBA-guaranteed debentures payable
2003	$—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006 (as of September 30)	31,800	1,715	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our goal is to be the premier provider of capital to these companies. We define lower middle market companies as those having revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior subordinated debt securities secured by second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and EBITDA between $2.0 and $10.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Historically, our investments generally have ranged from $2.0 to $4.0 million due to certain investment limitations imposed by the SBA. In certain situations, we have partnered with other funds to provide larger financing commitments. With the additional capital from this offering, we intend to increase our financing commitments to between $5.0 and $15.0 million per portfolio company. We intend to continue to operate the Existing Fund as an SBIC, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of September 30, 2006, we had investments in 17 portfolio companies, with an aggregate cost of $46.7 million.

Our Market Opportunity

According to Dun & Bradstreet, as of December 2006, there were approximately 68,000 companies in the United States with revenues between $10.0 and $100.0 million, of which approximately 89.0% were privately held. We believe that these lower middle market companies, particularly those located in the Southeast, are relatively underserved by capital providers and present a significant opportunity for attractive returns. We also believe that the owners of many businesses founded in the years following World War II are selling or soon will sell their businesses. We expect that these factors will continue to foster a robust investment pipeline involving companies in this size range. These factors, coupled with the demand by these companies for flexible sources of financing, create significant investment opportunities for BDCs.

Another dynamic that we believe has contributed to attractive investment returns in our target market is the broad-based consolidation in the banking industry. Larger banks have scale and cost structures that we believe lessen their incentive to invest in lower middle market companies. Additionally, most small companies and private lower middle market companies are unable to issue public debt due to the small size of their offerings and corresponding lack of liquidity. We believe these factors have created an opportunity for non-bank lenders, such as BDCs, to provide lower middle market companies with flexible forms of financing. The relatively small number of institutions investing in lower middle market companies provides specialty finance companies, such as us, with opportunities to negotiate favorable transaction terms and equity participations, allowing us to enhance the potential for investor returns.

Finally, we are located, and much of the experience of certain members of our senior management team has been gained, in the Southeast. According to United States Census data, the southeast region contains 10 of the top 25 fastest growing metropolitan areas in the United States. We believe that these high-growth areas promote entrepreneurship, which in turn results in the creation and growth of companies that meet our lower middle market target investment profile. We believe that our focus on lower middle market companies as well as the Southeast creates significant investment opportunities for us.

Our Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to lower middle market companies by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Maintaining Portfolio Diversification. While we focus our investments in lower middle market companies, we seek to diversify across various industries. We monitor our investment portfolio to ensure we have acceptable diversification, using industry and market metrics as key indicators. By monitoring our investment portfolio for diversification we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities and is likely to expand as a result of our enhanced profile as a publicly held BDC.

Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and put rights. We typically add a prepayment penalty structure to enhance our total return on our investments.

We typically invest in senior subordinated notes. Senior subordinated notes are junior to senior secured debt but senior to other series of subordinated notes. Our subordinated debt investments generally have terms of 3 to 6 years and provide for fixed interest rates between 11.0% and 13.0% per annum. Our subordinated note investments generally are secured by a second priority security interest in the assets of the borrower. Our subordinated debt investments generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as PIK interest. In our negotiations with potential portfolio companies, we will generally seek to minimize PIK interest as we have to pay out such accrued interest as dividends to our stockholders, and we may have to borrow money or raise additional capital in order to meet the taxation test for RICs by having to pay out at least 90.0% of our income. At September 30, 2006, the weighted average yield on all of our outstanding debt investments was approximately 13.5% and the weighted average yield, not including PIK interest, was 11.1%.

Equity Investments

When we provide financing, we may acquire equity interests in the portfolio company. We generally seek to structure our equity investments as non-control investments to provide us with minority rights provisions and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board observation rights and put rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.

Investment Process

Our investment committee is responsible for all aspects of our investment process. The members of our investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long, and David F. Parker. Our investment committee meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring, and negotiation. Our origination process ultimately leads to the issuance of a non-binding term sheet. Investment origination is conducted by our six investment professionals who are responsible for sourcing potential investment opportunities. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.

If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	Competitive landscape surrounding the potential investment;

•	Strengths and weaknesses of the potential investment’s business strategy and industry;

•	Results of a broad qualitative analysis of the company’s products or services, market position, market dynamics and customers and suppliers; and

•	Potential investment structures, certain financing ratios and investment pricing terms.

If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.

Due Diligence and Underwriting

Our due diligence on a prospective investment is completed by a minimum of two investment professionals, which we define as the underwriting team. The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance. Our due diligence review includes some or all of the following:

•	Initial or additional on-site visits with management and relevant employees;

•	Additional in-depth review of historical and projected financial statements and projected financing ratios;

•	Interviews with customers and suppliers;

•	Management background checks;

•	Review of reports by third-party accountants which have been retained by us, or by a financial sponsor;

•	Review of material contracts;

•	Review by legal, environmental or other industry consultants, if applicable; and

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

In most circumstances, we utilize outside experts to review the legal affairs, accounting systems and results, and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analyses and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA,

EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.

Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum for presentation to our investment committee. The Investment Memorandum contains information including, but not limited to, the following:

•	Company history and overview;

•	Transaction overview, history and rationale, including an analysis of transaction strengths and risks;

•	Analysis of key customers and suppliers and key contracts;

•	A working capital analysis;

•	An analysis of the company’s business strategy;

•	A management assessment;

•	Third party accounting, legal, environmental or other due diligence findings;

•	Investment structure and expected returns;

•	Anticipated sources of repayment and potential exit strategies;

•	Pro forma capitalization and ownership;

•	An analysis of historical financial results and key financial ratios;

•	Sensitivities to management’s financial projections; and

•	Detailed reconciliations from historical results to pro forma starting points.

Approval

The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment at a meeting at which all committee members are present. Upon receipt of transaction approval, the involved investment professionals proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.

Documentation and Closing

The underwriting team is responsible for leading the negotiation of all documentation related to investment closings. We also rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.

Portfolio Management and Investment Monitoring

Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly and quarterly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly and quarterly monitoring of all transaction covenants, financial and otherwise;

•	Review of senior lender loan compliance certificates, where applicable;

•	Quarterly review of operating results, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	Attendance at portfolio company board meetings through board seats or observation rights; and

•	Application of our investment rating system to each investment.

In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Investment Rating System

We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to provide annual audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

As part of our valuation procedures we risk rate all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

In connection with the monitoring of our portfolio companies, each investment we hold is rated based upon the following ten-level numeric investment rating system:

Investment
Rating	Description

10	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
9	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
8	Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.

Investment
Rating	Description

7	Investment is performing above original expectations and possibly 11.0% to 21.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
6	Investment is performing above original expectations and possibly 5.0% to 11.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
5	Investment is performing in line with expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for nominal capital gain may be expected.
4	Investment is performing below expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Little to no capital gain is expected.
3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.
2	Investment is in default of transaction covenants and interest payments are not current. A principal loss of between 1.0% and 33.0% is expected.
1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.
0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.

Valuation Process and Determination of Net Asset Value

We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities which are not traded on a public exchange or securities market, but for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price offered by the syndication agent on the valuation date. Debt and equity securities that are not publicly traded, for which a limited market does not exist, or for which we have various degrees of trading restrictions are valued at fair value as determined in good faith by our board of directors. We have engaged Duff & Phelps, LLC, an independent valuation firm, to assist us in our valuation process.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBIC’s to follow when valuing portfolio investments.

In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with members of the senior management team of each portfolio company to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development, and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described under “ — Investment Rating System.” Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in fairly valuing such security include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similar securities and other relevant factors.

For convertible debt, equity, success fees or other equity-like securities, that are not publicly traded or for which there is no market, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques consist of discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales in comparable transactions, and a review of similar companies that are publicly traded and the market multiple of their equity securities.

As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the board of directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the board of directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The board of directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — There may be uncertainty as to the value of our portfolio investments.”

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team, consisting of Messrs. Tucker, Burgess, Lilly, Long and Parker, will provide such services. We believe, based on our management team’s combined experience at investment banks, specialty finance companies, and commercial banks, we can offer this assistance effectively. We may receive fees for these services.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.

Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — We operate in a highly competitive market for investment opportunities.”

Employees

At September 30, 2006, we employed seven individuals, including investment and portfolio management professionals, operations professionals and administrative staff. Upon the completion of this offering, we intend to hire additional investment professionals as well as additional administrative personnel.

Properties

Our executive office is located at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2006 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Portfolio	Nature of Principal	Date(s) of	Title of	%Equity			Fair
Company	Business (Location)	Investment	Security	Held(1)		Cost(2)	Value

Non-Control/Non-Affiliate Investments:

AirServ Corporation	Airport services (Atlanta, GA)	June 21, 2004	Subordinated debt Warrants	— 4.0		$3,762,467 414,285	$3,762,467 414,285

Art Headquarters, Inc.	Framed art supplier (Clearwater, FL)	January 31, 2005	Subordinated debt Warrants	— 15.0		2,650,578 40,800	2,650,578 19,500

Assurance Operations Corp.	Specialty metal fabrication and stamping	March 22, 2006	Subordinated debt Common stock	— 3.6		3,594,509 200,000	3,594,509 200,000
(Killen, AL)

CV Holdings, LLC	Design and manufacture of polymer products	April 28, 2005	Subordinated debt (3) Royalties (4)	— —		4,612,292 —	4,612,292 250,000
(Amsterdam, NY)

DataPath, Inc.(5)	Satellite communication systems (Duluth, GA)	September 16, 2004	Common stock	0.7		101,500	2,070,000

Eastern Shore Ambulance, Inc.	Provides non-emergency and emergency ambulatory services (Portsmouth, VA)	July 20, 2006	Subordinated debt Warrants	— 6.0		946,881 55,268	946,881 55,268

Fire Sprinkler Systems	Designs and installs sprinkler systems for residential construction	April 17, 2006	Subordinated debt Common stock	— 2.5		2,690,484 250,000	2,690,484 250,000
(Corona, CA)

Flint Trading Inc.	Traffic safety markings (Thomasville, NC)	September 15, 2004; February 28, 2006(6)	Subordinated debt Preferred stock	— 4.7		3,765,639 308,333	3,765,639 558,333

Garden Fresh Restaurant Corp.	Casual dining restaurant chain (San Diego, CA)	December 22, 2005	Subordinated debt LLC interests	— 0.9		3,000,000 500,000	3,000,000 500,000

Gerli & Company	Designs and manufactures high-end	February 27, 2006	Subordinated debt Warrants	— 6.0		2,962,581 83,414	2,962,581 83,414
decorative fabrics
(New York, NY)

Ambient Air Corporation	Residential and commercial HVAC contractor (Panama City, FL)	April 19, 2006 (7)	Subordinated debt Warrants	— 7.6		3,868,394 142,361	3,868,394 142,361

Library Systems & Services	Provides outsourced library management services	March 31, 2006	Subordinated debt Warrants	— 11.2		1,947,791 58,995	1,947,791 58,995
(Germantown, MD)

Numo Manufacturing, Inc.	Manufactures and markets promotional	December 16, 2005	Subordinated debt Warrants	— 18.6		2,700,000 —	— —
and gift products
(Kaufman, TX)

Affiliate Investments:

Axxiom Manufacturing, Inc.	Manufactures air blast equipment (Fresno, TX)	January 13, 2006	Subordinated debt Common stock	— 21.5	(10)	2,029,186 200,000	2,029,186 200,000

Genapure Corporation (8)	Lab testing services	January 22, 2004;	Common stock	6.1		500,000	500,000
	(Boca Raton, FL)	April 1, 2005(9)

Porter’s Fabrications, LLC	Fabricated metal part supplier (Bessemer City, NC)	July 1, 2005	Subordinated debt LLC interests Warrants	— 7.2 28.0		2,277,542 250,000 221,154	2,277,542 343,050 578,104

Control Investments:
ARC Industries, LLC	Removal and disposal of industrial liquid	November 9, 2005	Subordinated debt LLC interests	— 30.0		2,396,803 175,000	2,396,803 175,000
waste (Charlotte, NC)

		Total				$46,706,257	$46,903,457

(1)	Includes common stock, preferred stock or LLC interests held directly and any equity securities issuable upon exercise of warrants.

(2)	Includes amortized original issue discount and PIK interest, where applicable, as of and through September 30, 2006. In each case, PIK interest involves securities of the same type and by the same issuer.

(3)	On September 22, 2006, we invested an additional $250,000 in subordinated debt.

(4)	Refers to the synthetic equity interest we have negotiated with CV Holdings, LLC. The royalties are exercisable upon the maturity of the loan, or other events as set forth in the agreement, for 0.7% of the “company value,” calculated as the greater of twelve month trailing EBITDA, twenty-four month trailing EBITDA divided by two or fair market value of the portfolio company as determined by its board, whichever is greatest.

(5)	The $3.2 million loan was prepaid on September 30, 2005 with a 4.0% prepayment penalty. We received an equity gain and return of capital during the nine months ended September 30, 2006. We still maintain an equity position in the portfolio company.

(6)	On February 28, 2006, we invested an additional $250,000 in subordinated debt.

(7)	On May 16, 2005, we invested in subordinated debt in the form of two notes, and we received warrant rights in the same transaction. On April 19, 2006, these two loans were repaid, and two new notes totaling $8.0 million were issued to us. We syndicated $4.0 million of this debt to two other participants.

(8)	The $3.5 million loan was prepaid on October 3, 2005 with a 4.0% prepayment penalty. We still maintain our equity position in the portfolio company.

(9)	On April 1, 2005, we invested an additional $250,000 in common stock bringing our total equity investment to $500,000.

(10)	Does not include a warrant to purchase 1,000 shares of Axxiom’s common stock with an exercise price of $5.00 per share, held by the Existing Fund upon completion of the formation transactions.

Recent Developments

On October 4, 2006, we closed a $1.5 million subordinated debt investment in Bruce Plastics, Inc., a plastic injection molding company based in Pittsburgh, Pennsylvania. Under the loan, the portfolio company will pay 14.0% current interest per annum and has the option to increase its debt by $1.0 million under specific circumstances. We also received a warrant to purchase up to 12.0% of the company’s common stock.

On November 3, 2006, the Existing Fund increased its investment in AirServ Corporation by investing an additional $225,000 in subordinated debt, increasing its total investment to $4.2 million.

On November 3, 2006, the Existing Fund purchased $30,000 of common stock in Eastern Shore Ambulance, Inc.

On December 29, 2006, we closed a $3.8 million subordinated debt investment in Brantley Transportation, LLC, an oilfield services and transportation company based in Monahans, Texas. Under the terms of the loan, the portfolio company will pay 14.0% interest per annum. We also received a warrant to purchase up to 4.6% (and up to 25.0% in certain circumstances) of the company’s common units. In addition, we invested $200,000 in preferred stock of Pine Street Holdings, LLC, the majority shareholder of Brantley Transportation. At closing, our preferred stock investment in Pine Street equates to 10.1% fully diluted ownership in Brantley Transportation. In consideration for our purchase of preferred stock in Pine Street, we received a warrant for common units in Pine Street. This warrant equates to 2.2% fully-diluted interest in Brantley Transportation.

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies.

AirServ Corporation

AirServ Corporation provides in-airport services to major airlines and air transportation companies. Services include bus transportation of airline employees from remote parking lots to the terminal, baggage handling, skycap services, ticket verification, cabin cleaning and wheelchair services.

Art Headquarters, Inc.

Art Headquarters, Inc. is a supplier of custom frame shop-quality, mid-priced framed art sold throughout the eastern United States.

Assurance Operations Corp.

Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry, and provides light to medium duty stamping for a variety of industries.

CV Holdings, LLC

CV Holdings, LLC designs, manufactures and markets customized, high-performance polymer products.

DataPath, Inc.

DataPath, Inc. is an integrator and provider of ground based satellite communications systems for government and commercial customers.

Eastern Shore Acquisition Corp.

Eastern Shore Acquisition Corp. provides non-emergency, inter-facility transport services on a pre-scheduled basis to patients requiring medical care.

Fire Sprinkler Systems

Fire Sprinkler Systems, Inc., designs and installs sprinkler systems for residential applications throughout southern California.

Flint Acquisition (d/b/a Flint Trading)

Flint Trading and related entities serve the traffic safety market with a focus on road markings, street graphics and road warning markers.

Garden Fresh Restaurant Corp.

Garden Fresh Restaurant Corp., located in San Diego, California, is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.

Gerli & Company

Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.

Ambient Air Corporation (f/k/a JR Hobbs Acquisition Corp.)

Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.

Library Systems & Services

Library Systems & Services is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.

Numo Manufacturing, Inc.

Numo Manufacturing, Inc. is a specialty advertising business marketing unique promotional and gift products to customers in a variety of industries.

Axxiom Manufacturing, Inc.

Axxiom Manufacturing Inc., based in Fresno, Texas, is the exclusive provider of Axxiom and Schmidt abrasive air blast equipment.

Genapure (QC Labs)

Genapure provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing, and dairy product testing.

Porter’s Group, LLC (d/b/a Porter’s Fabrications)

Porter’s Group, LLC is a supplier of high-quality custom fabricated metal parts to customers in the transportation, industrial and commercial sectors.

ARC Industries, LLC (d/b/a Haz-Mat)

ARC Industries, LLC provides environmental services through removal and disposal services of industrial liquid wastes, including waste water, sludges and waste oils, to industrial customers generally within a 200-mile radius of Charlotte, North Carolina.

Bruce Plastics, Inc.

Bruce Plastics, Inc. is a supplier of both custom molded and standard components to original equipment manufacturers in the electronics and consumer end markets.

Brantley Transportation, LLC

Brantley Transportation, LLC is an oil services company based in Monahans, Texas. Brantley provides oil and gas rig and associated heavy equipment intrastate and interstate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as in oil and gas producing regions in the Mid Continent.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.

Board of Directors and Executive Officers

Upon consummation of this offering, our board of directors will consist of seven members, four of whom are expected to be classified under applicable Nasdaq listing standards as “independent” directors. Pursuant to our amended and restated articles of incorporation, each member of our board of directors will serve a one year term, with each current director serving until the 2008 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our amended and restated articles of incorporation permit the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Triangle Capital Corporation 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina, 27612.

  Independent Directors

		Director	Expiration
Name	Age	Since	of Term

W. McComb Dunwoody	62	January 2007	2008 Annual Meeting
Thomas M. Garrott, III	69	January 2007	2008 Annual Meeting
Benjamin S. Goldstein	51	January 2007	2008 Annual Meeting
Simon B. Rich, Jr.	62	January 2007	2008 Annual Meeting
Sherwood H. Smith, Jr.	72	January 2007	2008 Annual Meeting

  Interested Directors

		Director	Expiration
Name	Age	Since	of Term

Garland S. Tucker, III	59	October 2006	2008 Annual Meeting
Brent P. W. Burgess	40	October 2006	2008 Annual Meeting
Steven C. Lilly	37	October 2006	2008 Annual Meeting

Executive Officers

The following persons serve as our executive officers in the following capacities:

		Position(s) Held
Name	Age	with the Company

Garland S. Tucker, III	59	Chairman of the Board, Chief Executive Officer and President
Brent P.W. Burgess	40	Director and Chief Investment Officer
Steven C. Lilly	37	Director, Chief Financial Officer, Secretary and Treasurer
Tarlton H. Long	56	Managing Director
David F. Parker	60	Managing Director

In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina, 27612.

Biographical Information

Independent Directors

W. McComb Dunwoody.  Mr. Dunwoody serves on our Board of Directors and is a member of our Compensation Committee. He is the founder of The Inverness Group Incorporated, and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.

Thomas M. Garrott, III.  Mr. Garrott serves on our Board of Directors and is a member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Garrott is the retired chairman and chief executive officer of National Commerce Financial, which has since merged into SunTrust Banks. Under Mr. Garrott’s leadership, NCF earned a national reputation for inventiveness in retail banking delivery systems, having pioneered successfully large-scale, in-store banking since the early 1980s. Active in business and civic activities, Mr. Garrott currently serves on the board of directors of SunTrust Banks, Inc., as well as the Pension Benefit Guaranty Corporation Advisory Committee. In addition, he has served as chairman of the Memphis Area Chamber of Commerce and a member of the Wharton School executive board. Mr. Garrott has a strong interest in education as well, having served on the boards of various schools, including St. Mary’s School, The Hutchison School, Presbyterian Day School, The Baylor School and Rhodes College. He holds a bachelor’s degree in economics from Vanderbilt University and a Masters in Business Administration from the Wharton School of Finance at the University of Pennsylvania.

Benjamin S. Goldstein.  Mr. Goldstein serves on our Board of Directors and is a member of our Audit Committee and Compensation Committee. He is a registered certified public accountant (CPA) and currently the President and Co-Founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Cary, North Carolina. Mr. Goldstein is also active in his community, as he currently serves on the Boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, having been the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein graduated from UNC-Chapel Hill with a degree in business.

Simon B. Rich, Jr.   Mr. Rich serves on our Board of Directors and is a member of our Audit Committee and our Nominating and Corporate Governance Committee. He retired in 2001 from his positions as Chief Executive Officer of Louis Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is

also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.

Sherwood H. Smith, Jr.   Mr. Smith serves on our Board of Directors and is a member of our Compensation Committee and our Nominating and Corporate Governance Committee. He currently serves as a Director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Mr. Smith is also active in his community, as he currently serves as a Director and Vice Chairman of the Research Triangle Foundation and as a Trustee and Chairman of the Triangle Universities Center for Advanced Studies, Inc. Until 2000 he served as a Director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation, Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). He has been a member of the Business Roundtable and The Business Council, and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.

Interested Directors

Garland S. Tucker, III.  Mr. Tucker serves as Chairman of our board of directors, Chief Executive Officer, President and is a member of our investment committee. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure Carolina Securities Corporation was a member of the New York Stock Exchange, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.

Brent P. W. Burgess.  Mr. Burgess serves as our Chief Investment Officer and is a member of our board of directors and our investment committee. He is currently on the board of governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. Prior to joining Triangle Capital Partners, LLC, he was Vice President of an SBIC mezzanine fund known as Oberlin Capital. He began his private equity career in 1996 with Cherokee International Management, Raleigh, North Carolina, where he worked as an analyst and associate. He is a graduate of the University of Regina and Regent College, Vancouver.

Steven C. Lilly.  Mr. Lilly serves as our Chief Financial Officer, Secretary, Treasurer and is a member of our board of directors and our investment committee. Prior to joining Triangle Capital Partners in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. On November 15, 2002, SpectraSite Holdings, Inc., a predecessor company, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division to implement a pre-negotiated financial restructuring pursuant to the company’s Plan of Reorganization, which was confirmed by the Bankruptcy Court on January 28, 2003. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wachovia Securities), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.

Executive Officers Who Are Not Directors

Tarlton H. Long.  Mr. Long is a managing director and member of our investment committee. From 1990 to 2000, prior to co-founding Triangle Capital Partners, LLC, he was with Banc of America Securities and its predecessor organizations as they initiated development of a full service investment banking platform. As a managing director with Banc of America Securities, he established and headed the Industrial Growth Group. From 1979 to 1990, he was with The First Boston Corporation (now Credit Suisse) becoming a Director in the Corporate Finance Department. He began his career in finance in 1976 with White Weld & Co., New York. He is a graduate of the University of North Carolina at Chapel Hill and New York University.

David F. Parker.  Mr. Parker is a managing director and member of our investment committee. Prior to joining Triangle, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, he was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where he was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, he worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. He is a graduate of North Carolina State University and Harvard Business School.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. In addition, the audit committee is responsible for reviewing and approving for submission to our board of directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the audit committee are Messrs. Garrott, Goldstein and Rich, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our board of directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under SEC rules.

Compensation Committee

The compensation committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers. The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Messrs. Garrott, Rich and Smith, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Rich serves as the chairman of the nominating and corporate governance committee.

Compensation Discussion and Analysis

Overview

We are a newly-organized business corporation that after consummation of this offering will be an internally managed business development company. We were organized to continue the investment business of the Existing Fund and, with the capital of this offering, make new equity and debt investments in lower middle market companies. Our senior management team consists of Messrs. Tucker, Burgess, Lilly, Long and Parker. Each of these executive officers have entered into employment agreements with us and will be compensated according to the terms of such agreements, which are described below. We refer to these five officers as the named executive officers, or “NEOs.”

Our executive compensation program is designed to encourage our executive officers to think and act like shareholders of the company. The structure of the NEOs’ employment agreements and our incentive compensation programs are designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.

Our compensation committee reviews and approves all of our compensation policies.

Executive Compensation Policy

Overview.  Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our Equity Incentive Plan.

We intend to carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the company. This is not a mechanical process, and our compensation committee will use its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of stock options may be awarded based on company performance expectations set by the compensation committee for each individual and, over time, on his performance against those expectations. The mix of short-term and long-term compensation may sometimes be adjusted to reflect an individual’s need for current cash compensation and desire to retain his or her services.

Base salary.  Base salary will be used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. Having established the 2007 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to the formation of the Company, the assistance of each NEO in this initial public offering process and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to comparably situated executive officers and other competitive market practices. We did not use compensation consultants in connection with fixing base salaries or for any other purpose prior to the consummation of this offering.

The salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are expected to be relative cost of living and competitive pressures. We expect that in the short run the salaries of our NEOs will generally only increase with inflation or when an executive officer assumes a larger role.

Annual cash bonuses.  Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Currently these bonuses are determined on a discretionary basis by the compensation committee. Cash bonuses in amounts up to 100% of a NEO’s annual salary may be given in the discretion of the compensation committee to each NEO if such individual achieves individual performance and service goals set by our compensation committee, with our management’s input.

Long-Term Incentive Awards.

Generally.  The Company has adopted an Equity Incentive Plan to provide stock-based awards as incentive compensation to our employees. No stock options will be granted to NEOs during our first year of operation.

We expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees compensation to the long-term interests of our stockholders. The compensation committee has exclusive authority to select the persons to receive stock-based awards. At the time of each award, the compensation committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.

Options.  The compensation committee may in its sole discretion grant options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that options granted by our compensation committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. The “fair market value” will be defined as either (i) the closing sales price of the common stock on the Nasdaq Global Market, or any other such exchange on which our common stock is traded, on such date, or in the absence of reported sales on such date, or (ii) in the event there is no public market for our common stock on such date, current net asset value of our common stock. Some stock options granted by our compensation committee may vest simply by the holder remaining with the company for a period of time, and some may vest based on our attaining certain performance levels. We anticipate that our options will be valued for financial reporting purposes using the Black Scholes valuation method, and a charge to earnings will be taken in the period of grant pursuant to FASB Statement No. 123R.

Restricted Stock and Restricted Stock Units.  Generally business development companies, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. Our Equity Incentive Plan allows our compensation committee to grant shares of restricted stock and/or restricted stock units, but our compensation committee will not grant restricted stock or restricted stock units unless and until we obtain from the SEC an exemptive order permitting such practice. If exemptive relief is obtained, the compensation committee may award shares of restricted stock or restricted stock units to plan participants in such amounts and on such terms as the compensation committee, in its sole discretion, determines and consistent with any exemptive order the SEC may issue. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with shareholder interests and does not involve overreaching by management or our board of directors. Each restricted stock and restricted stock unit grant will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

Specific performance factors that the compensation committee may consider in determining the vesting of options or, if permitted, the grant of restricted stock may include:

•	net asset value growth;

•	dividend growth;

•	achievement of operating efficiencies;

•	return on equity, assets, capital, capital employed or investment;

•	net income;

•	earnings per share;

•	stock price or total stockholder return;

•	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to investments or divestitures;or

•	any combination thereof.

Competitive Market Review

We will informally consider competitive market practices with respect to the salaries and total compensation of our NEOs. We will review the market practices by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed business development companies.

Change in Control and Severance

Upon termination of employment after a change of control, the NEOs may receive severance payments under their employment agreements, and equity-based awards under our Equity Incentive Plan may vest and/or become immediately exercisable or salable.

Equity Incentive Plan.  Upon specified covered transactions involving a change of control (as defined in the Equity Incentive Plan), all outstanding awards under the Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Severance.  Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement), if an NEO terminates his employment with us within two years following such change in control, or if we terminate or fail to renew the NEO’s employment agreement within the two years commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position.

Additionally, a separate severance package exists in the event the NEO’s employment is terminated as a result of death or disability, or in the event that the Company terminates the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph herein will be provided to the NEO, except that the severance package will only continue to be in effect for either twenty-four months or twelve months, depending upon the NEO’s position. Finally, if we fail to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control, any severance payment or benefit will be payable at the absolute discretion of the compensation committee.

The rationale behind providing a severance package in certain events is to attract talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2007 Potential Payments Upon Termination or Change in Control Table” and accompanying discussion.

Conclusion

Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

Executive Officer Compensation

Our executive officers have been members and employees of the external advisor to Triangle Mezzanine Fund LLLP since its inception. We will not acquire the business of the external advisor in connection with the formation transactions. After consummation of the formation transactions and the completion of the offering, our executive officers will receive the salaries and be entitled to bonus compensation pursuant to their employment agreements as described above. Upon consummation of the formation transactions and the offering, the respective annual salaries of the executive officers will be as follows:

2007
Base
Salary

Garland S. Tucker III — Chief Executive Officer	$265,000
Brent P.W. Burgess — Chief Investment Officer	$240,000
Steven C. Lilly — Chief Financial Officer	$240,000
Tarlton H. Long — Managing Director	$200,000
David F. Parker — Managing Director	$200,000

In addition, the NEOs will be eligible to receive discretionary bonuses as may be declared from time to time by the compensation committee, which bonuses will be based on individualized performance and service goals, and may not exceed 100% of base salary.

Under their employment agreements, each NEO is entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each named executive officer:

2007 Potential Payments upon Termination or Change in Control Table

			Within Two Years				Thirteenth Month
		Outside Of	After Change	Voluntary			After Change
		Two Years	In Control;	Termination			in Control;
		After Change	Termination	Outside of			Termination
		In Control;	w/o Cause	Two Years			w/o Cause
		Termination(3)	or for	After Change			or w/o
Name	Benefit	w/o Cause	Good Reason(4)	in Control	Death	Disability	Good Reason

	Severance Pay(1)	$530,000	$795,000	—	$530,000	$530,000	$795,000
Garland S. Tucker, III	Bonus Compensation(2)	$530,000	$795,000	—	$530,000	$530,000	$795,000
	Severance Pay(1)	$480,000	$720,000	—	$480,000	$480,000	$720,000
Brent P. W. Burgess	Bonus Compensation(2)	$480,000	$720,000	—	$480,000	$480,000	$720,000
	Severance Pay(1)	$480,000	$720,000	—	$480,000	$480,000	$720,000
Steven C. Lilly	Bonus Compensation(2)	$480,000	$720,000	—	$480,000	$480,000	$720,000
	Severance Pay(1)	$200,000	$300,000	—	$200,000	$200,000	$300,000
Tarlton H. Long	Bonus Compensation(2)	$200,000	$300,000	—	$200,000	$200,000	$300,000
	Severance Pay(1)	$200,000	$300,000	—	$200,000	$200,000	$300,000
David F. Parker	Bonus Compensation(2)	$200,000	$300,000	—	$200,000	$200,000	$300,000

(1)	Severance pay includes an employee’s annual salary and applicable multiple thereof paid monthly beginning at the time of termination, plus the employee’s benefits in the form of medical, health or other employee welfare benefit plan adopted by us.

(2)	Bonus compensation will at most be equal to 100% of an employee’s annual salary, multiplied by the number of years in which the employee is eligible to receive severance pay as defined above.

(3)	Change in control is defined in each employee’s employment agreement with Triangle Capital Corporation, the substantial form of each being attached to this registration statement as an exhibit.

(4)	Good Reason is defined in each employee’s employment agreement with Triangle Capital Corporation, the substantial form of each being attached to this registration statement as an exhibit.

Director Compensation

Each of our directors who is not one of our employees or an employee of our subsidiaries will receive an annual fee of $20,000 for services as a director, payable quarterly. Independent directors will receive a fee of $2,000 for each board meeting attended in person and $1,000 for each board meeting attended by conference telephone or similar communications equipment. Independent directors will receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. In addition, each committee chairman will receive an annual fee of $5,000. We will reimburse our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the board. Directors who are also our employees or employees of our subsidiaries will not receive compensation for their services as directors.

Non-employee Director Compensation Table

The following table sets forth a summary of estimated compensation that we will pay to our non-employee directors in 2007:

						Change in
						Pension
						Value and
		Fees to				Non-qualified
		be Earned			Non-Stock	Deferred
		or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Year	Cash($)	Awards($)	Awards($)	Compensation($)	Earnings	Compensation($)		Total($)

W. McComb Dunwoody	2007	20,000	—	—	—	—	—		20,000
Thomas M. Garrott, III	2007	20,000	—	—	—	—	—		20,000
Benjamin S. Goldstein	2007	20,000	—	—	—	—	5,000	(1)	25,000
Simon B. Rich, Jr.	2007	20,000	—	—	—	—	5,000	(3)	25,000
Sherwood H. Smith, Jr.	2007	20,000	—	—	—	—	5,000	(2)	25,000

(1)	Mr. Goldstein will receive $5,000 in 2007 for his services as our audit committee chairman.

(2)	Mr. Rich will receive $5,000 in 2007 for his services as our compensation committee chairman.

(3)	Mr. Smith will receive $5,000 in 2007 for his services as our nominating and corporate goverance committee chairman.

Employment Agreements

At the time of the offering, we will enter into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salary under the employment agreements for Messrs. Tucker, Burgess, and Lilly will be $265,000, $240,000, and $240,000, respectively. At the time of the offering, we will enter into employment agreements with Messrs. Long and Parker that provide for a one year term. The initial base salary under the employment agreements for Messrs. Long and Parker will be $200,000. Our board of directors will have the right to increase the base salary of each of our executive officers during the term of the employment agreements and also to decrease it if certain conditions are satisfied.

In addition, each executive officer will be eligible to receive discretionary bonuses of up to a maximum of 100.0% of the executive officer’s then current base salary for achieving certain performance objectives. The compensation committee of the board of directors will establish such performance objectives, as well as the bonus awarded to each executive officer, annually.

Compensation Plans

Equity Incentive Plan

Our board of directors and current stockholders have approved our Equity Incentive Plan, to be effective upon consummation of this offering, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under our Equity Incentive Plan, our compensation committee may award stock options, restricted stock, or other stock-based incentive awards to our executive officers, employees and directors.

Our compensation committee will administer the Equity Incentive Plan and has the authority, subject to the provisions of the Equity Incentive Plan, to determine who will receive awards under the Equity Incentive Plan and the terms of such awards. Our compensation committee will be required to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of certain specified events such as stock splits, dividends, distributions and recapitalizations.

Upon specified covered transactions (as defined in the Equity Incentive Plan), all outstanding awards under the Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the Equity Incentive Plan will be granted to our executive officers and other employees as determined by our compensation committee at the time of each issuance.

Under current SEC rules and regulations applicable to BDCs, a BDC may not grant options to directors who are not officers or employees of the BDC. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our independent directors as a portion of their compensation for service on our board of directors. Similarly, under the 1940 Act, BDCs cannot issue stock for services. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant restricted stock or other non-option stock-based compensation in exchange for or in recognition of services. We cannot provide any assurance that we will receive the exemptive relief from the SEC in either case.

401(k) Plan

We intend to maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have 3 months of service will be eligible to participate. Eligible employees will have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $15,500 annually for the 2007 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the 2007 plan year will be eligible to defer an additional $5,000 during 2007.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Effective concurrently with the closing of the offering, Triangle Mezzanine LLC, the general partner of the Existing Fund, will merge into a wholly owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of Triangle Mezzanine LLC are owned by Messrs. Tucker, Burgess, Lilly, Long and Parker. As a result of such merger, Messrs. Tucker, Burgess, Lilly, Long and Parker will collectively receive shares of our common stock valued at approximately $6.7 million.

Certain members of our management (Garland S. Tucker, III, Tarlton H. Long and David F. Parker) collectively own approximately 67% of Triangle Capital Partners, LLC. Prior to the closing of this offering, Triangle Capital Partners, LLC provided management and advisory services to the Existing Fund pursuant to a management services agreement dated as of February 3, 2003. Under the terms of this management services agreement, Triangle Capital Partners, LLC received $1.6 million in management fees from the Existing Fund during each of the fiscal years ended December 31, 2005 and December 31, 2004. This agreement will terminate upon the closing of this offering.

For additional information regarding the amount of common stock that will be owned by members of management upon the closing of this offering, see “Control Persons and Principal Stockholders.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth on a pro forma, as adjusted basis, as of the time of completion of the offering and consummation of the formation transactions described elsewhere in this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5.0% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 6,116,767 shares of common stock outstanding at the time of the offering and expected consummation of the formation transactions.

	Shares of Common Stock Beneficially Owned
	Number	Percentage
Name	of Shares	of Class

Executive Officers:
Garland S. Tucker, III	118,400	1.9%
Brent P. W. Burgess	111,000	1.8%
Steven C. Lilly	85,000	1.4%
Tarlton H. Long	73,750	1.2%
David F. Parker	69,000	1.1%
Independent Directors:
W. McComb Dunwoody	129,650	2.1%
Thomas M. Garrott, III	33,000	*
Benjamin S. Goldstein	2,000	*
Simon B. Rich, Jr.	6,600	*
Sherwood H. Smith, Jr.	10,000	*
All Directors and Officers as a Group (10 persons)	667,567	10.9%

*	Less than 1.0%

The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities
Beneficially Owned(1)(2)(3)

Interested Directors
Garland S. Tucker, III	Over $100,000
Brent P. W. Burgess	Over $100,000
Steven C. Lilly	Over $100,000
Independent Directors
W. McComb Dunwoody	Over $100,000
Thomas M. Garrott, III	Over $100,000
Benjamin S. Goldstein	$10,001 - $50,000
Simon B. Rich, Jr.	$50,001 - $100,000
Sherwood H. Smith, Jr.	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities beneficially owned by our directors is based on a public offering price of $15.00 per share.
(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://www.stockbny.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at The Bank of New York, Investors Services Department, P.O. Box 1958, Newark, New Jersey 07101-9774, or by calling the plan administrator’s at (800) 524-4458.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at The Bank of New York, Investor Services Department, P.O. Box 1958, Newark, New Jersey 07101-9774.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our articles of incorporation, as amended and restated immediately prior to the completion of this offering, our authorized capital stock will consist of 150,000,000 shares of common stock, par value $0.001 per share, of which immediately after this offering and completion of the formation transactions 6,116,767 shares will be outstanding. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provides that the board of directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our articles of incorporation authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our articles of incorporation authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We expect to purchase a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions Of The Maryland General Corporation Law And Our Articles Of Incorporation And Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Director Terms; Election of Directors

Our articles of incorporation provide that the term of each director is one year unless and until the board of directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation permit only with respect to actions recommended by the board of directors). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights, unless the board of directors, upon the affirmative vote of a majority of the board of directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Control Share Act. Our board of directors has not adopted and does not presently intend to adopt, such a resolution.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon the completion of this offering, we will have 6,116,767 shares of common stock outstanding, assuming no exercise of the underwriters’ over-allotment option. The 4,200,000 shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in this offering will be freely tradable without restriction or limitation under the Securities Act, other than 200,000 shares sold in our directed share offering, which shares are subject to a 90-day lockup agreement with our underwriters. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Our remaining 1,916,667 shares of common stock that will be outstanding upon the completion of this offering (including all shares issued in the formation transactions occurring concurrently with the closing of this offering) will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. We have agreed with the limited partners of the Existing Fund to use our reasonable best efforts following the first anniversary of the offering to effect the registration of the 1,416,667 shares of common stock to be received by them upon completion of the formation transactions, unless our board of directors decides such registration would be seriously detrimental to us. In the event our board of directors elects to defer such registration, we would effect such registration if and when such registration would not be detrimental. Upon such registration, all of the 1,416,667 shares of common stock registered would be freely tradable.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1.0% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors — Risks Relating to this Offering and Our Common Stock.”

We and certain of our executive officers, directors and employees will be subject to agreements with the underwriters that restrict our and their ability to transfer shares of our stock for a period of up to 1 year from the date of this prospectus (other than directed shares purchased in the offering, which are subject to a 90-day restriction on transfer). After the lock-up agreements expire, an aggregate of 500,000 additional shares will be eligible for sale in the public market in accordance with Rule 144. These lock-up agreements provide that these persons will not, subject to certain expectations, issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock owned by them, for a period specified in the agreement without the prior written consent of Morgan Keegan & Company, Inc.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2006 and December 31, 2006). We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90.0% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

■	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

■	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), recognized prior to January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

The Existing Fund is licensed by the Small Business Administration to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Upon the closing of this offering, the Existing Fund will be a wholly-owned subsidiary of us, and will continue to hold its SBIC license and will also after this offering elect to be a BDC. The Existing Fund initially obtained its SBIC license on September 11, 2003.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The Existing Fund has typically invested in senior subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after Federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after Federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of September 30, 2006, we had issued $31.8 million of SBA-guaranteed debentures, which had an annual weight-averaged interest rate of 5.77%. SBA regulations currently limit the dollar amount of outstanding SBA-guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $124.4 million (which amount is subject to increase on an annual basis based on cost of living increases).

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Although we cannot provide any assurance that we will receive any exemptive relief, we expect to request that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by the Existing Fund from the 200.0% asset coverage requirements applicable to us as a BDC.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2007, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

The Nasdaq Global Market Corporate Governance Regulations

The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, we intend to be in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

INVESTMENT ISSUES AFFECTING FINANCIAL INSTITUTIONS

The following discussion is intended to provide a brief overview of certain issues related to the ownership of shares of our common stock by financial institutions following the closing of this offering. This section does not, and is not intended to provide, a comprehensive discussion of all issues relating to the potential ownership of shares of our common stock by financial institutions or their holding companies. Moreover, this section does not discuss any state law issues relating to the matters described below. Any bank, bank holding company, savings association or savings and loan holding company that is considering acquiring shares of our common stock is urged to consult with its attorneys or other advisors as to the applicability and effect of all federal and state laws and regulations governing an investment in shares of our common stock by such entity.

Permissible Equity Investments by Financial Institutions

Federal law (15 U.S.C. § 682(b)) provides that (i) national banks, (ii) Federal Reserve System member state banks and nonmember FDIC insured state banks (to the extent permitted under applicable state law), and (iii) Federal savings associations may invest in SBICs, or any entity established to invest solely in SBICs, up to 5.0% of the capital and surplus of any such individual bank or savings association.

In addition, federal law provides that bank holding companies (which, individually, is defined as any company that has control over any bank or over any company that is or becomes a bank holding company) may invest in SBICs, or in any entity established to invest solely in SBICs, up to 5.0% of the bank holding companies’ proportionate interest in the capital and surplus of the bank subsidiaries of the bank holding companies. Federal law also provides that bank holding companies may acquire voting shares of a company (whether or not an SBIC), provided that such bank holding company does not have “control” over such company. Under federal law, there is a presumption that any direct or indirect ownership, control or power to vote less than 5.0% of any class of voting securities of a bank or company does not constitute control over that bank or company and, therefore, such investment does not require prior approval by the Board of Governors of the Federal Reserve System.

Since federal law provides that national banks, Federal Reserve member state banks and nonmember FDIC insured state banks (to the extent permitted under applicable state law), and bank holding companies are permitted to invest up to 5.0% of their capital and surplus in any entity established to invest solely in SBICs (as well as to invest directly in SBICs), the fact that the Existing Fund will be a subsidiary of Triangle Capital Corporation upon the closing of this offering should not adversely impact the ability of these categories of financial institutions and holding companies to invest in Triangle Capital Corporation under these provisions of federal law. We intend to use all of the net proceeds from this offering to make investments in portfolio companies through the Existing Fund as an SBIC, excluding cash that will be retained by us to pay expenses or for other non-portfolio company purposes.

In addition, whether financial institutions or their holding companies are permitted to invest in Triangle Capital Corporation may be affected by the regulatory capital status of the individual financial institution or holding company and other regulatory considerations. Financial institutions that acquire common stock of Triangle Capital Corporation may be required to give notice to, or apply for approval from, appropriate federal and state regulatory agencies before investing, according to rules established by those agencies.

Community Reinvestment Act

Under the terms of the Community Reinvestment Act of 1977, or CRA, financial institutions have a continuing and affirmative obligation to meet the credit needs of the local communities in which such institutions are chartered, consistent with the financial institutions’ safe and sound operation. The CRA requires the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of Thrift Supervision to use their authority when examining financial institutions to encourage such institutions to help meet the credit needs of the local communities in which they are chartered. Specifically, these federal regulators assess a financial institution’s record of meeting the credit needs of such financial institution’s entire community, including low- and moderate-income neighborhoods, and take such record into account in their evaluation of a financial institution’s application for approval of one of the following: a charter, deposit insurance, a branch office or similar facility to accept deposits, the relocation of an office, a merger or consolidation with, or the acquisition of shares or assets of, or the assumption of liabilities of, another financial institution. These federal regulators also take such record into account in connection with evaluating certain transaction applications by bank holding companies and savings and loan holding companies under the Bank Holding Company Act and the Savings and Loan Holding Company Act.

Regulated financial institutions whose activities must be evaluated under the CRA include all banks and savings associations that are insured by the Federal Deposit Insurance Corporation. The federal financial supervisory agencies review the performance of banks and savings associations, with certain limited exceptions, to produce an overall composite rating based upon three major elements: lending, service and investing. Agencies assign a rating for an institution under the lending, investment, and service tests, which are then combined to produce an overall rating under the CRA.

The investment test evaluates the degree to which a bank or savings association is helping to meet the credit needs of its assessment area(s) through qualified investments based upon the following factors: (i) the dollar amount of the qualified investments; (ii) the innovativeness or complexity of the qualified investments; (iii) the responsiveness of the qualified investments to credit and community development needs; and (iv) the degree to which the qualified investments are not routinely provided by private investors. “Qualified investments” include, but are not limited to, investments in SBICs and other organizations that promote economic development by financing small businesses or small farms.

Federal bank and thrift regulatory agencies have indicated that a financial institution will receive positive consideration under the CRA for investing in a fund that invests in SBICs, regardless of whether the financial institution invests directly in SBICs. Therefore, the fact that the Existing Fund will be a subsidiary of Triangle Capital Corporation upon the closing of this offering should not adversely impact the status of an investment in Triangle Capital Corporation as a qualified investment under the CRA.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated February 14, 2007, the underwriters named below, for whom Morgan Keegan & Company, Inc. is acting as representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares

Morgan Keegan & Company, Inc.	2,205,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	945,000
Avondale Partners, LLC	735,000
Sterne, Agee & Leach, Inc.	315,000

Total	4,200,000

The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock has been approved for listing on the Nasdaq Global Market under the symbol “TCAP.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 630,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 365 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Determination Of Offering Price

Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

•	the information set forth in this prospectus and otherwise available to the underwriters,

•	market conditions for initial public offerings,

•	the history and the prospects for the industry in which we compete,

•	an assessment of the ability of our management,

•	our prospects for future earnings,

•	the present state of our development and our current financial condition,

•	the general condition of the securities markets at the time of this offering, and

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.

Underwriting Discounts and Commissions

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $0.63 per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.10 per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.

The following table provides information regarding the per share and total underwriting discounts and commissions that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 630,000 additional shares from us.

		Total without	Total with
		Exercise of	Exercise of
	Per Share	Over-allotment	Over-allotment

Underwriting discounts and commissions payable by us on shares sold to the public	$1.05	4,200,000	4,936,500
Underwriting discounts and commissions payable by us on shares sold in the directed share offering	$0.375	$75,000	—

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions will be approximately $1.5 million.

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Directed Share Offering

At our request, the underwriters have reserved up to 200,000 shares of our common stock for sale, at the initial public offering price, through a directed share program to our directors, employees and their family members and associates. The number of shares of common stock available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares of common stock offered. All shares sold pursuant to the directed share program will be restricted from resale for a period of 90 days following the completion of this offering.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Affiliations

Branch Banking & Trust Company, an affiliate of BB&T Capital Markets, is a limited partner in the Existing Fund and will receive 66,667 shares of common stock, valued at $1.0 million upon completion of the formation transactions in exchange for its limited partnership interest in the Existing Fund.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

The addresses of the underwriters are: Morgan Keegan & Company, Inc, 50 North Front Street, Memphis Tennessee, 38103; BB& T Capital Markets, a division of Scott & Stringfellow, Inc., 909 E. Main Street, Richmond, Virginia 23219; Avondale Partners, LLC, 3200 West End Ave., Suite 1100, Nashville, Tennessee, 37203; and Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York. The address of the custodian is: The Bank of New York, One Wall Street, New York, New York 10286. The Bank of New York will act as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is 101 Barclay Street, Floor 11 East, New York, New York 10286, telephone number: (212) 635-8850.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee and Venable LLP, Baltimore, Maryland and certain legal matters in connection with this offering will be passed upon for the underwriters by Kirkpatrick & Lockhart Preston Gates Ellis LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our financial statements and financial highlights at December 31, 2004 and 2005 and September 30, 2006, and for each of the three years in the period ended December 31, 2005 and for the nine months ended September 30, 2006, as set forth in their report. We have included our financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-2
Financial Statements
Balance Sheets — December 31, 2004, 2005 and September 30, 2006	F-3
Statements of Operations — For the Years Ended December 31, 2003, 2004 and 2005, the Nine Months Ended September 30, 2006 and the Nine Months Ended September 30, 2005 (unaudited)	F-4
Statements of Changes in Partners’ Capital — For the Years Ended December 31, 2003, 2004 and 2005 and the Nine Months Ended September 30, 2006	F-5
Statements of Cash Flows — For the Years Ended December 31, 2003, 2004 and 2005, the Nine Months Ended September 30, 2006 and the Nine Months Ended September 30, 2005 (unaudited)	F-6
Schedule of Investments at December 31, 2004 and 2005 and September 30, 2006	F-7
Notes to Financial Statements	F-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the General Partner
Triangle Mezzanine Fund LLLP

We have audited the accompanying balance sheets of Triangle Mezzanine Fund LLLP (the “Existing Fund”), including the schedule of investments, as of December 31, 2004 and 2005 and September 30, 2006, and the related statements of operations, changes in partners’ capital, and cash flows for each of the three years in the period ended December 31, 2005 and the nine months ended September 30, 2006, and the financial highlights for each of the three years in the period ended December 31, 2005 and the nine months ended September 30, 2006. These financial statements and financial highlights are the responsibility of the Existing Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Existing Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Existing Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 and 2005 and September 30, 2006 by correspondence with the portfolio companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Triangle Mezzanine Fund LLLP at December 31, 2004 and 2005 and September 30, 2006, the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 and the nine months ended September 30, 2006, and the financial highlights for each of the three years in the period ended December 31, 2005 and the nine months ended September 30, 2006, in conformity with U.S. generally accepted accounting principles.

/s/  Ernst & Young LLP

Raleigh, North Carolina
December 27, 2006

TRIANGLE MEZZANINE FUND LLLP

Balance Sheets

	December 31,		September 30,
	2004	2005	2006

ASSETS
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $17,440,943, $28,678,659 and $38,656,572 at December 31, 2004 and 2005 and September 30, 2006, respectively	$16,215,943	$31,328,659	$38,403,772
Affiliate investments (cost of $3,484,654, $3,266,707 and $5,477,882 at December 31, 2004 and 2005 and September 30, 2006, respectively	3,484,654	3,366,707	5,927,882
Control investments (cost of $0 and $2,448,245 and $2,571,803 at December 31, 2004 and 2005 and September 30, 2006, respectively	—	2,448,245	2,571,803

Total investments at fair value	19,700,597	37,143,611	46,903,457
Deferred loan origination revenue	(537,279)	(601,914)	(676,418)
Cash and cash equivalents	2,849,570	6,067,164	7,358,032
Interest and fees receivable	98,442	49,583	99,755
Deferred financing fees	822,867	1,085,397	1,011,000

Total assets	$22,934,197	$43,743,841	$54,695,826

LIABILITIES AND PARTNERS’ CAPITAL
Accounts payable and accrued liabilities	$—	$13,226	$—
Interest payable	230,372	566,068	151,574
SBA guaranteed debentures payable	17,700,000	31,800,000	31,800,000

Total liabilities	17,930,372	32,379,294	31,951,574
Partners’ capital:
General partner	100	100	100
Limited partners	21,250,000	21,250,000	21,250,000
Capital contribution commitment receivable	(13,812,500)	(10,625,000)	—
Accumulated undistributed investment gains (losses)	(2,433,775)	739,447	1,494,152

Total partners’ capital	5,003,825	11,364,547	22,744,252

Total liabilities and partners’ capital	$22,934,197	$43,743,841	$54,695,826

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP

Statements of Operations

	Years Ended December 31,			Nine Months Ended September 30,
	2003	2004	2005	2005	2006
				(unaudited)

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$26,000	$1,178,227	$4,125,584	$2,983,587	$3,441,032
Affiliate investments	—	319,742	459,810	324,186	402,168
Control investments	—	—	39,850	—	211,812

Total loan interest and dividend income	26,000	1,497,969	4,625,244	3,307,773	4,055,012
Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	—	235,924	962,121	826,576	594,120
Affiliate investments	—	234,653	243,663	198,015	29,186
Control investments	—	—	23,642	—	123,558

Total paid-in-kind interest income	—	470,577	1,229,426	1,024,591	746,864
Interest income from cash and cash equivalent investments	14,579	18,757	108,493	15,514	212,115

Total investment income	40,579	1,987,303	5,963,163	4,347,878	5,013,991

Expenses:
Interest expense	—	338,886	1,543,378	1,083,375	1,378,736
Amortization of deferred financing fees	—	38,133	89,970	65,876	74,397
Management fees	1,048,051	1,563,747	1,573,602	1,179,850	1,190,632
General and administrative expenses	164,583	83,257	57,991	54,468	39,820

Total expenses	1,212,634	2,024,023	3,264,941	2,383,569	2,683,585

Net investment income (loss)	(1,172,055)	(36,720)	2,698,222	1,964,309	2,330,406
Net realized gain (loss) on investments — Non-Control/Non-Affiliate	—	—	(3,500,000)	(3,500,000)	5,977,109
Net unrealized appreciation (depreciation) of investments	—	(1,225,000)	3,975,000	2,975,000	(2,552,800)

Total net gain (loss) on investments	—	(1,225,000)	475,000	(525,000)	3,424,309

Net increase (decrease) in net assets resulting from operations	$(1,172,055)	$(1,261,720)	$3,173,222	$1,439,309	$5,754,715

Allocation of net increase (decrease) in net assets resulting from operations to:
General partner	$(29)	$(4)	$634,644	$287,862	$1,150,943

Limited partners	$(1,172,026)	$(1,261,716)	$2,538,578	$1,151,447	$4,603,772

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP

Statements of Changes in Partners’ Capital

				Accumulated
			Capital	Undistributed
			Contribution	Investment
	General	Limited	Commitment	Gains
	Partner	Partners	Receivable	(Losses)	Total

Balance, December 31, 2002	$—	$—	$—	$—	$—
Partners’ capital contributions	100	20,500,000	(16,400,000)	—	4,100,100
Net investment loss	—	—	—	(1,172,055)	(1,172,055)

Balance, December 31, 2003	100	20,500,000	(16,400,000)	(1,172,055)	2,928,045
Partners’ capital contributions	—	750,000	2,587,500	—	3,337,500
Net investment loss	—	—	—	(36,720)	(36,720)
Unrealized depreciation on investments	—	—	—	(1,225,000)	(1,225,000)

Balance, December 31, 2004	100	21,250,000	(13,812,500)	(2,433,775)	5,003,825
Partners’ capital contributions	—	—	3,187,500	—	3,187,500
Net investment income	—	—	—	2,698,222	2,698,222
Realized loss on investments	—	—	—	(3,500,000)	(3,500,000)
Unrealized appreciation on investments	—	—	—	3,975,000	3,975,000

Balance, December 31, 2005	100	21,250,000	(10,625,000)	739,447	11,364,547
Partners’ capital contributions	—	—	10,625,000	—	10,625,000
Distribution to partners	—	—	—	(5,000,010)	(5,000,010)
Net investment income	—	—	—	2,330,406	2,330,406
Realized gain on investments	—	—	—	5,977,109	5,977,109
Unrealized depreciation on investments	—	—	—	(2,552,800)	(2,552,800)

Balance, September 30, 2006	$100	$21,250,000	$—	$1,494,152	$22,744,252

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP

Statements of Cash Flows

	Years Ended
	December 31,			Nine Months Ended September 30,
	2003	2004	2005	2005	2006
				(unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,172,055)	$(1,261,720)	$3,173,222	$1,439,309	$5,754,715
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	—	(20,407,365)	(29,125,000)	(20,500,000)	(15,703,478)
Repayments received/sales of portfolio investments	—	—	12,202,510	5,499,034	9,870,607
Loan origination and other fees received	61,000	580,000	1,083,600	662,421	474,795
Net realized (gain) loss on investments	—	—	3,500,000	3,500,000	(5,977,109)
Net unrealized (appreciation) depreciation on investments	—	1,225,000	(3,975,000)	(2,975,000)	2,552,800
Paid-in-kind interest accrued, net of payments received	—	(470,577)	47,748	(299,789)	(383,073)
Amortization of deferred financing fees	—	38,133	89,970	65,876	74,397
Recognition of loan origination and other fees	(26,000)	(77,721)	(1,018,965)	(578,877)	(400,291)
Accretion of loan discounts	—	(47,655)	(93,272)	(64,786)	(119,593)
Changes in operating assets and liabilities:
Interest and fees receivable	—	(98,442)	48,859	59,405	(50,172)
Accounts payable and accrued liabilities	10,000	(10,000)	13,226	149	(13,226)
Interest payable	—	230,372	335,696	(124,306)	(414,494)

Net cash used in operating activities	(1,127,055)	(20,299,975)	(13,717,406)	(13,316,564)	(4,334,122)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	—	17,700,000	14,100,000	14,100,000	—
Financing fees paid	—	(861,000)	(352,500)	(352,500)	—
Partners’ capital contributions	4,100,100	3,337,500	3,187,500	3,187,500	10,625,000
Distribution to partners	—	—	—	—	(5,000,010)

Net cash provided by financing activities	4,100,100	20,176,500	16,935,000	16,935,000	5,624,990

Net increase (decrease) in cash and cash equivalents	2,973,045	(123,475)	3,217,594	3,618,436	1,290,868
Cash and cash equivalents, beginning of period	—	2,973,045	2,849,570	2,849,570	6,067,164

Cash and cash equivalents, end of period	$2,973,045	$2,849,570	$6,067,164	$6,468,006	$7,358,032

Supplemental disclosure of cash flow information:
Cash paid for interest	$—	$109,000	$1,208,000	$1,201,000	$1,793,000

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP
Schedule of Investments
December 31, 2004

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments
AirServ Corporation (81%)*	Airline Services	Subordinated Note (12%, Due 06/09)	$4,000,000	$3,633,370	$3,633,370
		Common Stock Warrants (1,148,218 shares)		414,285	414,285

			4,000,000	4,047,655	4,047,655
America’s Power Sports, Inc. (51%)*	Automotive Retail	Subordinated Note (18%, Due 02/09)	2,559,234	2,559,234	2,559,234

			2,559,234	2,559,234	2,559,234
DataPath, Inc. (69%)*	Satellite Communication Manufacturer	Subordinated Note (18%, Due 09/09)	3,104,749	3,104,749	3,104,749
		Common Stock (1,483 shares)		350,000	350,000

			3,104,749	3,454,749	3,454,749
Flint Trading, Inc. (78%)*	Specialty Chemical Manufacturer	Subordinated Note (18%, Due 09/09)	3,570,972	3,570,972	3,570,972
		Preferred Stock (9,875 shares)		308,333	308,333

			3,570,972	3,879,305	3,879,305
Respiratory Distributors, Inc. (45%)*	Healthcare Products Distributor	Subordinated Note (12%, Due 10/08)	3,500,000	3,500,000	2,275,000
		Common Stock Warrants (41,177 shares)		—	—

			3,500,000	3,500,000	2,275,000

Subtotal Non-Control / Non-Affiliate Investments			16,734,955	17,440,943	16,215,943

Affiliate Investments:
Genapure Corporation (70%)*	Lab Testing Services	Subordinated Note (18%, Due 01/09)	3,234,654	3,234,654	3,234,654
		Common Stock (25,000 shares)		250,000	250,000

			3,234,654	3,484,654	3,484,654

Subtotal Affiliate Investments			3,234,654	3,484,654	3,484,654

Total Investments, December 31, 2004 (394%)*			$19,969,609	$20,925,597	$19,700,597

*	Value as a percent of net assets

(1)	All debt and preferred stock investments are income producing. Common stock and all warrants are non-income producing.

(2)	Interest rates on Subordinated debt includes cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP
Schedule of Investments
December 31, 2005

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
AirServ Corporation (36%)*	Airline Services	Subordinated Note (12%, Due 06/09)	$4,000,000	$3,703,854	$3,703,854
		Common Stock Warrants (1,238,843 shares)		414,285	414,285

			4,000,000	4,118,139	4,118,139
Ambient Air Corporation (32%)*	Specialty Trade Contractors	Subordinated Note (12%, Due 05/10)	2,543,478	2,529,878	2,529,878
		Subordinated Note (13%, Due 05/08)	1,153,044	1,139,444	1,139,444
		Common Stock Warrants (241 shares)		27,200	27,200

			3,696,522	3,696,522	3,696,522
Art Headquarters, LLC (24%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,648,800	2,614,081	2,614,081
		Membership unit warrants (15% of units (150 units))		40,800	40,800

			2,648,800	2,654,881	2,654,881
CV Holdings, LLC (37%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (18%, Due 03/10)	4,168,354	4,168,354	4,168,354

			4,168,354	4,168,354	4,168,354
DataPath, Inc. (26%)*	Satellite Communication Manufacturer	Common Stock (1,483 shares)		350,000	3,000,000

				350,000	3,000,000
Flint Trading, Inc.(34%)*	Specialty Chemical Manufacturer	Subordinated Note (18%, Due 09/09)	3,570,972	3,570,972	3,570,972
		Preferred Stock (9,875 shares)		308,333	308,333

			3,570,972	3,879,305	3,879,305
Garden Fresh Restaurant Corp. (31%)*	Restaurant	Subordinated Note (12.8%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	500,000

			3,000,000	3,500,000	3,500,000
Life is Good, Inc. (32%)*	Apparel Manufacturer and Distributor	Subordinated Note (18.25%, Due 02/10)	1,075,006	1,069,956	1,069,956
		Subordinated Note (14%, Due 02/10)	2,536,452	2,531,402	2,531,402
		Common Stock Warrants (223 shares)		10,100	10,100

			3,611,458	3,611,458	3,611,458

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Numo Manufacturing, Inc. (24%)*	Consumer Products Manufacturer	Subordinated Note (13%, Due 12/10)	2,700,000	2,700,000	2,700,000
		Common Stock Warrants (238 shares)		—	—

			2,700,000	2,700,000	2,700,000

Subtotal Non-Control / Non-Affiliate Investments			27,396,106	28,678,659	31,328,659

Affiliate Investments:
Genapure Corporation (5%)*	Lab Testing Services	Common Stock (4,286 shares)		500,000	600,000

				500,000	600,000
Porter’s Group LLC (24%)*	Metal Fabrication	Subordinated Note (12%, Due 06/10)	2,500,000	2,295,554	2,295,554
		Membership Units (980 units)		250,000	250,000
		Membership Warrants (3,750 Units)		221,153	221,153

			2,500,000	2,766,707	2,766,707

Subtotal Affiliate Investments			2,500,000	3,266,707	3,366,707

Control Investments:
ARC Industries, LLC (21%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,273,245	2,273,245	2,273,245
		Membership Units (3,000 units)		175,000	175,000

			2,273,245	2,448,245	2,448,245

Subtotal Control Investments			2,273,245	2,448,245	2,448,245

Total Investments, December 31, 2005 (326%)*			$32,169,351	$34,393,611	$37,143,611

*	Value as a percent of net assets

(1)	All debt and preferred stock investments are income producing with the exception of Numo Manufacturing, Inc. Preferred and common stock and all warrants are non-income producing.

(2)	Interest rates on Subordinated debt includes cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP
Schedule of Investments
September 30, 2006

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
AirServ Corporation (18%)*	Airline Services	Subordinated Note (12%, Due 06/09)	$4,000,000	$3,762,467	$3,762,467
		Common Stock Warrants (1,238,843 shares)		414,285	414,285

			4,000,000	4,176,752	4,176,752
Ambient Air Corporation (18%)*	Specialty Trade Contractors	Subordinated Notes (12%-13%, Due 03/09-03/11)	4,000,000	3,868,394	3,868,394
		Common Stock Warrants (455 shares)		142,361	142,361

			4,000,000	4,010,755	4,010,755
Art Headquarters, LLC (12%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,680,155	2,650,578	2,650,578
		Membership unit warrants (15% of units (150 units))		40,800	19,500

			2,680,155	2,691,378	2,670,078
Assurance Operations Corporation (17%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	3,594,509	3,594,509	3,594,509
		Common Stock (200 shares)		200,000	200,000

			3,594,509	3,794,509	3,794,509
CV Holdings, LLC (21%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (16%, Due 03/10)	4,612,292	4,612,292	4,612,292
		Royalty rights		—	250,000

			4,612,292	4,612,292	4,862,292
DataPath, Inc. (9%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	2,070,000

				101,500	2,070,000
Eastern Shore (4%) Ambulance, Inc.	Specialty Health Care Services	Subordinated Note (13%, Due 03/11)	1,000,000	946,881	946,881

		Common Stock Warrants (6% of common stock)		55,268	55,268

			1,000,000	1,002,149	1,002,149
Fire Sprinkler Systems, Inc. (13%)*	Specialty Trade Contractors	Subordinated Notes (13%-17.5%, Due 04/11)	2,690,484	2,690,484	2,690,484
		Common Stock (250 shares)		250,000	250,000

			2,690,484	2,940,484	2,940,484
Flint Acquisition Corporation (19%)*	Specialty Chemical Manufacturer	Subordinated Note (15%, Due 09/09)	3,765,639	3,765,639	3,765,639
		Preferred Stock (9,875 shares)		308,333	558,333

			3,765,639	4,073,972	4,323,972
Garden Fresh Restaurant Corp. (15%)*	Restaurant	Subordinated Note (12.8%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	500,000

			3,000,000	3,500,000	3,500,000
Gerli & Company (13%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (14%, Due 08/11)	3,036,833	2,962,581	2,962,581
		Common Stock Warrants (56,559 shares)		83,414	83,414

			3,036,833	3,045,995	3,045,995

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Library Systems & Services, LLC (9%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,947,791	1,947,791
		Common Stock Warrants (112 shares)		58,995	58,995

			2,000,000	2,006,786	2,006,786
Numo Manufacturing, Inc. (0%)*	Consumer Products Manufacturer	Subordinated Note (13%, Due 12/10)	2,700,000	2,700,000	—
		Common Stock Warrants (238 shares)		—	—

			2,700,000	2,700,000	—

Subtotal Non-Control / Non-Affiliate Investments			37,079,912	38,656,572	38,403,772

Affiliate Investments:
Axxiom Manufacturing, Inc.(4) (10%)*	Industrial Equipment Manufacturer	Subordinated Note (14%, Due 01/11)	2,029,186	2,029,186	2,029,186
		Common Stock (34,100 shares)		200,000	200,000

			2,029,186	2,229,186	2,229,186
Genapure Corporation (2%)*	Lab Testing Services	Common Stock (4,286 shares)		500,000	500,000

				500,000	500,000
Porter’s Group, LLC (14%)*	Metal Fabrication	Subordinated Note (12%, Due 06/10)	2,455,000	2,277,542	2,277,542
		Membership Units (980 units)		250,000	343,050
		Membership Warrants (3,750 Units)		221,154	578,104

			2,455,000	2,748,696	3,198,696

Subtotal Affiliate Investments			4,484,186	5,477,882	5,927,882

Control Investments:
ARC Industries, LLC (11%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,396,803	2,396,803	2,396,803
		Membership Units (3,000 units)		175,000	175,000

			2,396,803	2,571,803	2,571,803

Subtotal Control Investments			2,396,803	2,571,803	2,571,803

Total Investments, September 30, 2006 (206%)*			$43,960,901	$46,706,257	$46,903,457

*	Value as a percent of net assets

(1)	All debt and preferred stock investments are income producing with the exception of Numo Manufacturing, Inc. Common stock and all warrants are non-income producing.

(2)	Interest rates on Subordinated debt includes cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Does not include a warrant to purchase 1,000 shares of Axxiom’s common stock which will be held by the Fund upon completion of the formation transactions described in Note 6.

See accompanying notes.

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements

1.	Organization, Basis of Presentation and Summary of Significant Accounting Policies

The Fund

Triangle Mezzanine Fund LLLP (the “Existing Fund”) is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States, particularly in the Southeast. The Existing Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement.

The general partner of the Existing Fund is Triangle Mezzanine, LLC (“General Partner”). The General Partner has selected Triangle Capital Partners, LLC as the manager of the Existing Fund (the “Management Company”).

On September 11, 2003, the Existing Fund was licensed to operate as a Small Business Investment Company (SBIC) under the authority of the United States Small Business Administration (SBA). As a SBIC, the Existing Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

The Existing Fund intends to be regulated under the Investment Company Act of 1940 (the “1940 Act”) as a business development company (“BDC”).

Basis of Presentation

The financial statements of the Existing Fund include the accounts of the Existing Fund. The Existing Fund does not consolidate portfolio company investments.

Unaudited Interim Results

The accompanying interim statements of operations and cash flows for the nine months ended September 30, 2005 are unaudited. The unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the Existing Fund’s results of operations and cash flows for the nine months ended September 30, 2005. Interim results at and for the nine months ended September 30, 2006, are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

Significant Accounting Policies

Rights and Preferences of the Partners

Limited partners of the Existing Fund are not liable for obligations of the Existing Fund. The management and operation of the Existing Fund and the formation of investment policy is vested exclusively in the General Partner. Limited partners take no part in the control or management of the business or affairs of the Existing Fund or vote on any matter relative to the Existing Fund.

Allocations and Distributions

Generally, cumulative net increase in net assets resulting from operations is allocated to the partners in the following order: first to the extent of the limited partner’s preferred return, second to the General Partner until its allocation equals 20.0% of the limited partner’s preferred return divided by 80.0%, and third 80.0% to the limited partners and 20.0% to the General Partner of any remaining amounts. The limited partner’s preferred return is an amount equal to 7.0%, compounded annually, of the partner’s net capital contribution. Cumulative net losses are allocated to the partners in proportion to their capital contributions.

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

Generally, distributions are allocated to the partners in the following order: first to the extent of the income taxes imposed on the partner with respect to income allocated to the partner, second to each limited partner to the extent of the limited partner’s preferred return, third to each partner to the extent of contributed capital, fourth to the General Partner until its allocation equals 20.0% of the cumulative distributions, and fifth 80.0% to the limited partners and 20.0% to the General Partner. Distributions are at the discretion of the General Partner.

During July 2006 the Existing Fund distributed $5,000,010 in cash to the General Partner and limited partners of the Existing Fund.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments

The Existing Fund invests primarily in debt and equity of privately held companies for which market prices are not available. Therefore, the Existing Fund values all of its investments at fair value, as determined in good faith by the General Partner. Due to the inherent uncertainty in the valuation process, the General Partner’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the General Partner. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Existing Fund might reasonably expect to receive upon the current sale of the security which, for investments that are less than nine months old typically equates to the original cost basis unless there has been significant over-performance or under-performance by the portfolio company. In making the good faith determination of the value of these securities, the Existing Fund starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with portfolio company senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. In addition, when evaluating equity securities of private companies, the Existing Fund considers common valuation techniques used by qualified valuation professionals. These valuation techniques consist of: valuation based on original transaction multiples and the portfolio company’s financial performance, valuation of the securities based on recent sales in comparable transactions, and a review of similar companies that are publicly traded and the market multiple of their equity securities. The Existing Fund also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held.

When originating a debt security, the Existing Fund will sometimes receive warrants or other equity-related securities from the borrower. The Existing Fund determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

The Existing Fund engaged a third-party valuation firm to participate in the valuation process by reviewing the portfolio company valuations prepared by the Existing Fund.

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Existing Fund classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Existing Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Existing Fund, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Existing Fund is deemed to control a company in which it has invested if the Existing Fund owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Existing Fund is deemed to be an affiliate of a company in which the Existing Fund has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Cash and Cash Equivalents

The Existing Fund considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash and cash equivalents.

Deferred Financing Fees

Costs incurred to obtain long-term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.

Income Taxes

No provision for income taxes is included in the financial statements because all income, deductions, gains, losses, and credits are reported in the tax returns of the partners.

Organization Expenses

Organization expenses, totaling approximately $165,000, were expensed in 2003.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Existing Fund will stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received on loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

Payment in Kind Interest

The Existing Fund holds loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus the actual collection of this interest generally occurs at the time of loan principal repayment. The Existing Fund stops accruing PIK interest and writes off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.

Management Fee

The Management Company, a related party, is majority owned by three managing directors of the Existing Fund and is responsible for most of the routine operating expenses of the Existing Fund. The Management Company is entitled to a quarterly management fee, which, under the Existing Fund’s partnership agreement, is payable at an annual rate of 2.5% of total aggregate subscriptions of all institutional partners and capital available from the SBA. Payments of the management fee are made quarterly in advance. Certain direct expenses such as legal, audit, tax and limited partner expense are the responsibility of the Existing Fund. The management fee for the years ended December 31, 2003, 2004 and 2005 and nine months ended September 30, 2005 and 2006 was $1,048,051, $1,563,747, $1,573,602, $1,179,850, and $1,190,632 respectively.

Segments

The Company lends to and invests in customers in various industries. The Existing Fund separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Existing Fund’s financial statements.

Concentration of Credit Risk

The Existing Fund’s investees are generally lower middle-market companies in a variety of industries. At December 31, 2004, December 31, 2005, and September 30, 2006, the Company had six, five and one investments that were greater than 10.0% of the total investment portfolio that represented approximately 100.0%, 52.0% and 10.0%, respectively, of the total investment portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Existing Fund’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004), Share Based Payment (SFAS 123R). Generally, the approach in SFAS 123R is similar to the approach described in SFAS 123; however, SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

When the Existing Fund issues share-based payment awards in the future, the adoption of SFAS 123R’s fair value method may result in significant non-cash charges which will increase reported operating expenses; however, it will have no impact on cash flows. The impact of adoption of SFAS 123R cannot be predicted at this time because it will depend on the level of share-based payments granted in the future.

In February 2006, the FASB issued FASB Statement No. 155, Accounting for Certain Hybrid Financial Instruments an amendment of FASB Statements No. 133 and 140. The Existing Fund plans to adopt this statement for the fiscal year ending December 31, 2006. Management does not believe the adoption of this statement will have a material impact on its financial position, results of operations or cash flows.

2.	Line of Credit

The Existing Fund entered into a commitment with a bank in March 2004, consisting of a $4,000,000 revolving line of credit, which expires January 13, 2007. At December 31, 2004 and 2005, there were no outstanding borrowings under the line of credit. The Existing Fund terminated the line of credit in August, 2006.

3.	Long-Term Debt

As part of the Existing Fund’s operating strategy as a licensed SBIC, the Existing Fund has the following debentures outstanding guaranteed by the SBA:

		Prioritized	December 31,		September 30,
Issuance Date	Maturity Date	Return Rate	2004	2005	2006

September 22, 2004	September 1, 2014	5.539%	$8,700,000	$8,700,000	$8,700,000
March 23, 2005	March 1, 2015	5.893%	9,000,000	13,600,000	13,600,000
September 28, 2005	September 1, 2015	5.796%	—	9,500,000	9,500,000

			$17,700,000	$31,800,000	$31,800,000

Interest payments are payable semi-annually. There are no principal payments required on these issues prior to maturity. All debentures are subject to prepayment penalties. The SBA has provided a commitment of up to $41,850,000 of which $10,050,000 remains unused by the Existing Fund as of September 30, 2006. The Existing Fund pays a one-time 1.0% fee on the total commitment from the SBA and a one-time 2.5% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all debentures as of December 31, 2004, 2005 and September 30, 2006, was 5.719%, 5.767% and 5.767%, respectively.

4.	Portfolio Investments

Summaries of the composition of the Existing Fund’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following table:

	December 31,		September 30,
	2004	2005	2006

Cost:
Subordinated debt	94%	91%	93%
Equity	4	7	5
Equity warrants	2	2	2
Royalty rights	—	—	—

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

	December 31,		September 30,
	2004	2005	2006

Fair Value:
Subordinated debt	93%	85%	86%
Equity	5	13	10
Equity warrants	2	2	3
Royalty rights	—	—	1

The Existing Fund invests in portfolio companies in the Unites States with an emphasis on the southeast United States. The following table shows the portfolio composition by geographic location at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31,		September 30,
	2004	2005	2006

Cost:
Southeast	100%	62%	55%
Non-Southeast	—	38	45

	December 31,		September 30,
	2004	2005	2006

Fair Value:
Southeast	100%	62%	60%
Non-Southeast	—	38	40

5.	Financial Highlights

	Year Ended December 31,			Nine Months Ended September 30,
	2003	2004	2005	2005	2006

Net assets at end of period	$2,928,045	$5,003,825	$11,364,547	$9,630,634	$22,744,252
Ratio of total expenses to average net assets	107%	40%	43%	34%	14%
Ratio of net investment income (loss) to average net assets	(104)%	(1)%	35%	28%	12%
Ratio of total capital called to total capital commitments	20%	35%	50%	50%	100%
Portfolio turnover ratio	0%	0%	39%	19%	9%
Total Return	(56)%	(29)%	4%	(6)%	16%

6.	Subsequent Events

Portfolio Investments

Subsequent to September 30, 2006, the Existing Fund made the following additional investments:

On October 4, 2006, the Existing Fund made a $1.5 million subordinated debt investment in Bruce Plastics, Inc., a plastic injection molding company based in Pittsburgh, Pennsylvania. Under the terms of the loan, the portfolio company will pay 14.0% current interest per annum and has the option to increase

TRIANGLE MEZZANINE FUND LLLP

Notes to Financial Statements — (Continued)

its debt by $1.0 million under specific circumstances. The Existing Fund also received a warrant to purchase up to 12.0% of the company’s common stock.

On November 3, 2006, the Existing Fund increased its investment in AirServ Corporation by investing an additional $225,000 in subordinated debt, increasing its total investment basis to $4.2 million.

On November 3, 2006, the Existing Fund purchased $30,000 of common stock in Eastern Shore Ambulance, Inc.

Additional Portfolio Investment (unaudited)

On December 29, 2006, the Existing Fund closed a $3.8 million subordinated debt investment in Brantley Transportation, LLC, an oilfield services and transportation company based in Monahans, Texas. Under the terms of the loan, the portfolio company will pay 14.0% interest per annum. The Existing Fund also received a warrant to purchase up to 4.6% of Brantley Transportation, LLC’s common units. In addition, the Existing Fund invested $200,000 in preferred stock of Pine Street Holdings, LLC, the majority shareholder of Brantley Transportation, LLC. In consideration for the purchase of preferred stock in Pine Street Holding, LLC, the Existing Fund received a warrant for common units in Pine Street Holdings, LLC equal to 2.2% fully-diluted interest in Brantley Transportation, LLC.

SBA Guaranteed Debentures Payable (unaudited)

On February 1, 2007, the Existing Fund borrowed an additional $4 million under the SBA debenture comittment.

New Entity Formation (unaudited)

On October 10, 2006 a newly organized corporation, Triangle Capital Corporation, was formed for the purpose of acquiring the Existing Fund, raising capital in an initial public offering and thereafter operating as an internally managed business development company under the 1940 Act.

At the closing of the initial public offering, the following formation transactions will be consummated:

•	Triangle Capital Corporation will acquire 100% of the limited partnership interests in the Existing Fund, which will become Triangle Capital Corporation’s wholly owned subsidiary, retain its SBIC license, continue to hold its existing investments and make new investments with the proceeds of the offering.

•	Triangle Capital Corporation will acquire 100% of the equity interests in Triangle Mezzanine LLC, the general partner of the Existing Fund.

After completion of the offering, the merged entity will operate as a closed-end, non-diversified investment company that will elect to be treated as a BDC under the 1940 Act. The Company will be internally managed by its executive officers (previously employed by the management company) under the supervision of the board of directors. Therefore, the Company will not pay management or advisory fees, but instead will incur the operating costs associated with employing executive management, investment and portfolio management professionals.

The Company plans to adopt, effective upon consummation of the offering, an Equity Incentive Plan whereby the Compensation Committee of the board of directors may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors.

There can be no assurance that the offering will be completed.

Until March 11, 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

4,200,000 Shares

Common Stock

PROSPECTUS

Morgan Keegan & Company, Inc.

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.
Avondale Partners
Sterne, Agee & Leach, Inc.

February 14, 2007